Exhibit 10.11

Execution Version

Amended and Restated LOAN AGREEMENT

by and between

RANOR, INC.,

Stadco New Acquisition, LLC,

Westminster Credit Holdings, llc

Stadco

(immediately following the consummation of the Stadco Acquisition)

and

Berkshire Bank

August 25, 2021

THIS Amended and Restated LOAN AGREEMENT is entered into as of August 25, 2021 by and among Ranor, Inc., a Delaware corporation (“Ranor”), Westminster Credit Holdings, LLC, a Delaware limited liability company (“Westminster”), Stadco New Acquisition, LLC, a Delaware limited liability company (the “Initial Stadco Borrower”), immediately following the consummation of the Stadco Acquisition (as defined below), Stadco, a California corporation (“Stadco” and immediately following the consummation of the Stadco Acquisition, together with Westminster and the Initial Stadco Borrower, jointly and severally, each, individually, a “Stadco Borrower” and collectively, the “Stadco Borrowers”; further, the Stadco Borrowers together with Ranor, jointly and severally, each, individually, a “Borrower” and collectively, the “Borrowers”), each of which has a mailing address at 1 Bella Drive, Westminster, Massachusetts 01473, and Berkshire Bank, successor by merger to Commerce Bank & Trust Company, with offices at One Van de Graaff Drive, Suite 202, Burlington, Massachusetts 01803 (the “Bank”). In consideration of the mutual covenants and agreements contained herein, each of the Borrowers and the Bank agree as follows with regard to the loans described herein. The use of the term “Borrower” herein shall apply equally to the singular and plural form of such term.

SECTION 1.            Definitions.

The terms used in this Agreement are defined in Appendix I hereto.

SECTION 2.            $2,850,000.00 Ranor Term Loan; $5,000,000.00 Revolving Line of Credit Loan; and $4,000,000.00 Stadco Term Loan.

2.1                  The Loans. Bank agrees, on the terms and conditions hereinafter set forth:

A.       To continue to provide a term loan (the “Ranor Term Loan”) to Ranor, as Borrower, in the original principal amount of $2,850,000.00 (of which $2,424,347.41 remains outstanding as of the date hereof), evidenced by and payable in accordance with the terms contained in a promissory note of Ranor substantially in the form of Exhibit 2.1A attached hereto (as the same may be amended, amended and restated, extended, supplemented, replaced or otherwise modified, the “Ranor Term Note”).

B.       To provide a revolving line of credit loan to the Borrowers (“Revolver Loan”). The Bank shall, subject to the terms and conditions of this Agreement, make advances (“Revolver Advances”) to the Borrowers from time to time; provided, that after giving effect to such Revolver Advances the aggregate amount of all Revolver Advances does not exceed at any time outstanding $5,000,000.00. The Revolver Loan and all Revolver Advances shall be evidenced by a promissory note substantially in the form of Exhibit 2.1B attached hereto (as the same may be amended, amended and restated, extended, supplemented, replaced or otherwise modified, the “Revolver Note”). The Bank shall record debits and payments in the Loan Account (defined below) as well as all proceeds of collateral which, in either case, are finally paid to the Bank at its office in cash or credits, and may record therein, in accordance with customary accounting practice, other debits and credits, including all charges and expenses properly chargeable to the Borrowers and any other Obligation. The debit balance of the Loan Account shall reflect the amount of the Borrowers’ indebtedness to the Bank from time to time by reason of loans and other appropriate charges or reserves under the Revolver Loan. The Bank may render a statement of account showing as of such date the debit balance of the Loan Account which, unless within thirty days of such date notice to the contrary is received by the Bank from the Borrowers, shall be considered correct and accepted by the Borrowers and conclusively binding upon them (absent manifest error). The Revolver Loan is a revolving loan facility and, subject to the foregoing and in accordance with the provisions hereof, the Borrowers may, at their option, borrow, pay, prepay and reborrow hereunder at any time prior to demand for payment under the Revolver Loan or such earlier date as the obligations of the Borrowers to the Bank under the Revolver Loan and the Revolver Note, shall become due and payable, or the obligation of the Bank to extend financial accommodations to the Borrowers shall terminate; provided, however, that in any event the principal balance outstanding under the Revolver Loan shall at no time exceed the face amount of $5,000,000.00. This Agreement and the Revolver Note shall continue in full force and effect until all obligations and liabilities hereunder evidenced by Revolver Note are paid in full and the Bank is no longer obligated to extend financial accommodations to the Borrowers, even if, from time to time, there are no amounts outstanding respecting the Revolver Note. “Loan Account” means the account on the books of the Bank in which will be recorded loans and advances made by the Bank to the Borrowers under the Revolver Loan pursuant to this Agreement, payments made on such loans and other appropriate debits and credits as provided by this Agreement. Additional conditions to the making of Revolver Advances are contained in Section 4.2 hereof.

C.       To provide a term loan (the “Stadco Term Loan”) to Westminster and the Initial Stadco Borrower (and, immediately following the consummation of the Stadco Acquisition, to Stadco, jointly and severally with Westminster and the Initial Stadco Borrower), in the original principal amount of $4,000,000.00, evidenced by and payable in accordance with the terms contained in a promissory note of the Stadco Borrowers substantially in the form of Exhibit 2.1C attached hereto (as the same may be amended, amended and restated, extended, supplemented, replaced or otherwise modified, the “Stadco Term Note” and together with the Ranor Term Note and the Revolver Note, the “Notes” and each separately a “Note”).

2.2                  Purpose of the Loans. Subject to the terms and conditions contained herein, (i) the proceeds of the Ranor Term Loan were previously used to refinance existing mortgage debt of Ranor with the balance for general corporate purposes of Ranor, with all proceeds previously advanced to Ranor, (ii) the proceeds of the Revolver Loan shall be used for working capital and general corporate purposes of the Borrowers and (iii) the proceeds of the Stadco Term Loan shall be used to support the Stadco Acquisition by Westminster and the Initial Stadco Borrower and to refinance existing indebtedness of Stadco.

2.3                  Funding of Advances Under the Loans.The proceeds of the Ranor Term Loan were previously advanced in full to Ranor. Subject to satisfaction of the conditions contained in Section 4.1, the Stadco Term Loan shall be fully advanced on the date hereof. Subject to the terms and conditions contained herein, Borrowers may, from time to time, irrevocably request a Revolver Advance not later than 2:00 P.M. EST on the date of the requested borrowing by delivering a Borrowing Request to the Bank in the form attached hereto as Exhibit 2.3.

Amended and Restated Loan Agreement
Berkshire Bank/Ranor and Stadco

The Borrowers understand that the Bank may use the Borrowing Base (defined below) as a maximum ceiling on loans, measured at the time the request for a Revolver Advance is made.

“Appraised Value” means the value of the Eligible Equipment as set forth on Schedule I attached hereto.

“Borrowing Base” means an amount equal to the lesser of (a) $5,000,000.00 or (b) the sum of (i) 80% of the net outstanding amount of Base Accounts, plus (ii) the lesser of (x) 25% of Eligible Raw Material Inventory, and (y) $250,000.00, plus (iii) 80% of the Appraised Value of the Eligible Equipment.

“Base Accounts” means accounts of the Borrowers as to which (i) the underlying goods have been sold or services rendered, (ii) the Bank has a security interest, (iii) the Borrowers have furnished to the Bank all information reasonably requested by Bank with respect to said accounts, and (iv) the Borrowers have billed/invoiced the Account Debtor in the manner required by the contract/agreement with the Account Debtor. The “net outstanding amount of Base Accounts” means the net amount of Base Accounts outstanding after eliminating from the aggregate amount of outstanding Base Accounts the following:

(i)        Any which is ninety (90) days or more old past invoice date, as shown on the agings of the Borrowers’ accounts receivable furnished the Bank from time to time (each of which agings shall be prepared in accordance with generally accepted auditing standards).

(ii)       All accounts of any Account Debtor where 20% or more of the total amount of all accounts of such Account Debtor are past due ninety (90) days past invoice.

(iii)       Any which arises out of the sale by the Borrowers of goods consigned or delivered to the Borrowers or to the Account Debtor on sale or return terms (whether or not compliance has been made with Section 2-326 of the Uniform Commercial Code).

(iv)       Any which arises out of any sale made on a “bill and hold,” dating, or delayed shipping basis.

(v)       Any which is owed by any Account Debtor whose principal place of business is not within the continental United States or the District of Columbia.

(vi)      Any which is owed by any Related Entity (as defined herein).

(vii)      Any as to which the Account Debtor holds or is entitled to hold any claim, counterclaim, set off, or chargeback.

Amended and Restated Loan Agreement
Berkshire Bank/Ranor and Stadco

(viii)    Any which is evidenced by a promissory note.

(ix)       Any which is owed by any person employed by, or a salesperson of, the Borrowers.

(x)       Any arising from any contract for which a surety bond has been issued.

(xi)       Any to the extent subject to retainage.

(xii)       Any which is owed by an Account Debtor as to which there has been (A) entry of an order for relief or similar order with respect to such Account Debtor in any proceeding pursuant to the Bankruptcy Code of 1978 as amended, Title 11 United States Code (commonly referred to as the Bankruptcy Code) or any other federal bankruptcy law; (B) the filing of any complaint, application, or petition by or against such Account Debtor initiating any matter in which such Account Debtor is or may be granted any relief from the debts of the Borrowers pursuant to the Bankruptcy Code or any other insolvency statute or procedure; or (C) the calling or sufferance of a meeting of creditors of such Account Debtor.

(xiii)     Any arising from a Government Contract (as hereinafter defined).

(xiv)     Any Discounted Accounts.

“Eligible Equipment” means the equipment listed on Schedule I attached hereto, provided that in no event shall any equipment be Eligible Equipment unless such equipment is (a) owned by Ranor; (b) free of any liens other than in favor of Bank and (c) not subject to any lease agreement.

“Eligible Raw Material Inventory” means any raw material inventory as reflected on Borrowers’ balance sheet.

Notwithstanding anything herein to the contrary, in no event shall any accounts or inventory of Stadco be included in the Borrowing Base until such time as Bank shall have completed a field examination and inspection of Stadco’s books, records and Collateral and appraisal of the Collateral with results reasonably satisfactory to the Bank in its sole discretion.

2.4                  Notes and Payments. The Borrowers shall pay interest on the aggregate unpaid principal amount of the Ranor Term Loan, the Stadco Term Loan and all Revolver Advances made by the Bank in accordance with the terms of this Agreement and the Notes evidencing the indebtedness resulting from such Loans.

Amended and Restated Loan Agreement
Berkshire Bank/Ranor and Stadco

2.5            Excessive Interest. Notwithstanding anything to the contrary contained herein or in any of the Notes, or any other agreement between any Borrower and the Bank, if, at any time, the rate of interest, together with all amounts which constitute interest and which are reserved, charged or taken by the Bank as compensation for fees, services or expenses incidental to the making, negotiating or collection of the Loans evidenced hereby, shall be deemed by any competent court of law, governmental agency or tribunal to exceed the maximum rate of interest permitted to be charged by the Bank to the Borrowers under applicable law, or shall subject the Bank to penalty or give rise to avoidance of amounts due under any Note, then, during such time as such rate of interest would be deemed excessive, that portion of each sum paid attributable to that portion of such interest rate that exceeds the maximum rate of interest so permitted shall be deemed a voluntary prepayment of principal without charge to the Borrowers. As used herein, the term “applicable law” shall mean the law in effect as of the date of this Agreement, provided however that in the event there is a change in the applicable law which results in a higher permissible rate of interest, then this Agreement shall be governed by such new law as of its effective date.

2.6              LIBOR Disclaimer of Liability. The interest rate on LIBOR Loans may be determined by reference to ICE LIBOR. The London interbank offered rate is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. In July 2017, the U.K. Financial Conduct Authority announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions to ICE for purposes of ICE setting the London interbank offered rate. As a result, it is possible that commencing in 2022, the London interbank offered rate may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine the interest rate on LIBOR Loans. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of the London interbank offered rate. In the event that the London interbank offered rate is no longer available or in certain other circumstances as set forth in Section 2.7 of this Agreement, such Section 2.7 provides a mechanism for determining an alternative rate of interest. The Bank will notify the Borrowers pursuant to Section 2.7 in advance of any change to the reference rate upon which the LIBOR Loans is based. However, the Bank does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the London interbank offered rate or other rates in the definition of LIBOR Rate or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate, as it may or may not be adjusted pursuant to Section 2.7, will be similar to, or produce the same value or economic equivalence of, LIBOR Rate or have the same volume or liquidity as did the London interbank offered rate prior to its discontinuance or unavailability.

2.7              LIBOR Replacement.

(a)       If the Bank determines (which determination shall be conclusive and binding upon the Borrowers) that (i) deposits of a type and maturity appropriate to match fund LIBOR Loans are not available in the relevant market, or (ii) the interest rate applicable to LIBOR Loans is not ascertainable or does not adequately and fairly reflect the cost of making or maintaining LIBOR Loans, then the Bank shall suspend the availability of LIBOR Loans and require any affected LIBOR Loans to be converted to Base Rate Loans or repaid, in either case subject to the payment of any funding indemnification amounts required, if any, hereunder.

Amended and Restated Loan Agreement
Berkshire Bank/Ranor and Stadco

(b)       Notwithstanding the foregoing or any provisions in the other Loan Documents, in the event the Bank determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in Section 2.7(a) have arisen and such circumstances are unlikely to be temporary, or (ii) the circumstances set forth in Section 2.7(a) have not arisen but (A) ICE or any successor Person that takes over the administration and the quoting services of LIBOR Rate (the “LIBOR Administrator”) permanently or indefinitely discontinues its administration and publication of LIBOR Rate for deposits in U.S. dollars, or (B) the LIBOR Administrator, the supervisor of the LIBOR Administrator or a governmental authority having jurisdiction over the Bank has made a public statement identifying a specific date after which LIBOR Rate shall no longer be used for determining interest rates for loans or after which a screen rate for LIBOR Rate will be permanently or indefinitely cease to be published or (C) the supervisor of the LIBOR Administrator has made a public statement that the LIBOR Administrator is insolvent (and there is no successor administrator that will continue publication of LIBOR Rate for deposits in U.S. dollars), or (iii) a rate other than LIBOR Rate has become a widely recognized benchmark rate for newly bank-originated commercial loans in dollars in the U.S. market, then, in each case, the Bank shall notify the Borrowers of such an event and shall select, in its sole discretion, as of any such determination date, an alternate rate of interest, together with any spread or adjustment to be applied to such an alternate rate of interest to account for the effects of the transition from LIBOR Rate to such an alternate rate of interest, to replace LIBOR Rate giving due consideration to the then prevailing market convention for determining a rate of interest for comparable bank-originated commercial loans in the United States at such time, such alternate rate to become effective immediately upon notification by the Bank to the Borrowers. If deemed necessary by the Bank, the Borrowers agree to enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as Bank may request. Upon the occurrence of any of the above events and until an alternate rate of interest shall be determined in accordance with this Section 2.7(b), any request pursuant to a Revolver Advance that requests the conversion of any Loan to, or continuation of any Loan as, a LIBOR Loan shall be ineffective and any such Loan shall be automatically continued as or converted to, as the case may be, a Base Rate Loan, and if any request pursuant to a Revolver Advance requests a LIBOR Loan, such Loan shall instead be made as a Base Rate Loan. If the alternate rate of interest determined pursuant to this Section 2.7(b) shall be less than one-half of one percent (0.50%), such rate shall be deemed to be one-half of one percent (0.50%) for the purposes of this Agreement.

SECTION 3.           Payments.

3.1            Method of Payment. Unless otherwise directed by the Bank, except as set forth below, all payments due under each of the Notes and all payments of any other amounts due hereunder shall be made by debits by the Bank to an operating account maintained by the Bank in the name of a Borrower or the Borrowers, jointly (the “Account”). Each Borrower agrees that the Account will have sufficient funds to cover such charges. Unless otherwise directed by the Bank, the final installment due under any Note shall be due and payable by the applicable Borrower or Borrowers in immediately available funds and shall not be made by debit to the Account.

Amended and Restated Loan Agreement
Berkshire Bank/Ranor and Stadco

3.2       Prepayments. The Borrowers shall have the right and privilege to prepay the principal amount outstanding under the Revolver Loan at any time without penalty. Ranor, as Borrower under the Ranor Term Loan, shall have the right and privilege to prepay the principal amount outstanding under the Ranor Term Loan in whole or in part, at any time, provided that such prepayment must be accompanied by an additional sum (any such sum, a “Prepayment Premium”) equal to one (1%) percent of the amount prepaid (the “Prepayment Amount”) if such prepayment is made at any time on or prior to December 20, 2021. The Stadco Borrowers shall have the right and privilege to prepay the principal amount outstanding under the Stadco Term Loan in whole or in part, at any time, provided that such prepayment must be accompanied by a Prepayment Premium equal to (a) five (5%) percent of the Prepayment Amount if such prepayment is made at any time during loan year 1; (b) four (4%) percent of the Prepayment Amount if such prepayment is made at any time during loan year 2; (c) three (3%) percent of the Prepayment Amount if such prepayment is made at any time during loan year 3; (d) two (2%) percent of the Prepayment Amount if such prepayment is made at any time during loan year 4 and (e) one (1%) percent of the Prepayment Amount if such prepayment is made at any time thereafter. In any event, if the principal balance outstanding under any Note is prepaid in full prior to the due date of the last installment contemplated thereunder, the applicable Borrower or Borrowers shall make payment to the Bank for all interest and other charges due thereunder, in addition to those listed in this paragraph, at the time of such prepayment. No prepayment shall postpone or waive any required payment of interest or principal on Loans. Notwithstanding the foregoing, no Prepayment Premium will be assessed to any Borrower (i) as to any prepayment made from either casualty loss insurance proceeds or condemnation award applicable to any collateral for the Loans, or (ii) if a full prepayment is made (a) with respect to the Ranor Term Loan, during the forty-five (45) day period immediately preceding the Ranor Term Loan Maturity Date or (b) with respect to the Stadco Term Loan, during the forty-five (45) day period immediately preceding the Stadco Term Loan Maturity Date.

3.3       Application of Prepayments. All partial prepayments shall be applied to the installments of principal due under the applicable Note in the inverse order of its maturity.

3.4       Revolver Loan Fee. Accruing from the date hereof until the Revolver Loan is terminated, the Borrowers agree to pay to the Bank, as consideration for the Bank’s agreement to make the Revolver Loan available to the Borrowers upon the terms contained herein, a nonrefundable fee (the “Revolver Loan Fee”) equal to ¼ of 1.0% per annum (computed on the basis of a year of 360 days and actual days elapsed) on the difference between the amount of: (a) $5,000,000.00, and (b) the average daily outstanding balance of the Revolver Loan during the quarterly period then ended. All Revolver Loan Fees shall be payable quarterly in arrears on the first day of each January, April, July and October after the date hereof commencing October 1, 2021 and on the Revolver Maturity Date, or upon acceleration of the Revolver Loan, if earlier; provided, for the avoidance of doubt, any such Revolver Loan Fees accrued in accordance with the Existing Loan Agreement immediately prior to the effectiveness of this Loan Agreement and which remain unpaid as of such time shall likewise be due and payable on October 1, 2021 together with the Revolver Loan Fees accrued from the date hereof pursuant to the terms of this Agreement and due on such date.

Amended and Restated Loan Agreement
Berkshire Bank/Ranor and Stadco

SECTION 4.            Conditions Precedent to Effectiveness of Agreement.

4.1             The effectiveness of this Agreement shall be subject to the condition precedent that the Bank shall have received, in form and substance satisfactory to the Bank and its counsel, each of the following:

(a)            executed originals of this Agreement, the Notes and the Security Agreements;

(b)           (i) an executed original amended and restated guaranty from TechPrecision Corporation (the “Tech Guarantor”), (ii) an executed original guaranty from Ranor in its capacity as a guarantor of the Stadco Borrowers’ Obligations and (iii) an executed original guaranty from the Stadco Borrowers in their respective capacities as guarantors of Ranor’s Obligations (each of Ranor and each Stadco Borrower in such capacities, together with the Tech Guarantor, a “Guarantor”);

(c)            a second modification to the Mortgage;

(d)           (i) a copy of each Borrower’s and Tech Guarantor’s formation documents certified by the Secretary of State of the State of Delaware or the State of California (as applicable), (ii) certificates of good standing for each Borrower and Tech Guarantor from the Secretary of State of the State of Delaware or the State of California (as applicable) and (iii) a certificate of good standing for Ranor from the Secretary of State of the Commonwealth of Massachusetts;

(e)            Officer’s certificates with respect to each Borrower and Tech Guarantor with respect to its form of organization, all corporate or other appropriate action taken by each Borrower and the Tech Guarantor authorizing the execution and delivery of this Agreement, the Notes, and all other documents, instruments and/or agreements executed and/or delivered in connection with the Loans, and the transactions contemplated hereby and thereby, confirming the authority and providing specimen signatures of the representatives of each Borrower and the Tech Guarantor;

(f)            A fully-executed copy of the Stadco Acquisition Agreement, together with all exhibits and schedules thereto, along with such other related documents, instruments agreements or information as the Bank may reasonably request; and

(g)           such other documents as the Bank may reasonably request in order to effect fully the purposes and intent of the parties to this Agreement.

4.2              Conditions Precedent to Revolver Advances. Bank’s obligation to make any Revolver Advance is subject to the conditions precedent that the following conditions have been satisfied to the reasonable satisfaction of the Bank:

(i)            The representations and warranties contained in Section 5 are correct in all material respects (except in the case of any representation and warranty qualified by materiality, “material adverse effect”, or words of similar meaning, which shall be true and correct in all respects) on and as of the date of such Revolver Advance as though made on and as of such date (unless such representation or warranty relates to an earlier date);

(ii)           No event has occurred and is continuing which constitutes a Default or Event of Default;

Amended and Restated Loan Agreement
Berkshire Bank/Ranor and Stadco

(iii)          There shall be no liens filed against the Collateral granted to the Bank by the Borrowers other than Permitted Liens or those which are approved by the Bank in writing as of the date of this Agreement or any date thereafter;

(iv)         No Revolver Advance shall be made after the Revolver Maturity Date (unless such date has been extended by the Bank).

SECTION 5.            Borrowers’ Representations and Warranties

To induce the Bank to enter into this Agreement and to make the Loans hereunder, each Borrower makes the following representations and warranties which shall survive the execution and delivery of this Agreement and the Notes:

5.1            Existence and Rights. (a) Such Borrower is duly organized, validly existing and in good standing under the laws of its state of organization, has full power and authority and rights to own its properties and assets and to carry on its business as now conducted, and is duly qualified to do business and in good standing in each jurisdiction in which the character of the properties and assets owned by it or the business transacted by it makes such qualification necessary.

(b)                          Such Borrower has all necessary power and authority to enter into and perform its obligations under this Agreement, the Notes, the Collateral Documents and the Loan Documents to borrow money and to grant security interests in the Collateral.

5.2            Agreement and Notes Authorized. (a) The execution, delivery, and performance of this Agreement, the Notes, each of the Collateral Documents and the Loan Documents are duly authorized and do not require the consent or approval or authorization of or filing or registration with any governmental body or regulatory authority, other than such consents or approvals (i) as have been obtained, (ii) which the failure to attain would not materially adversely affect such Borrower and (iii) the filing of Uniform Commercial Code financing statement(s) with respect to the Collateral; and (b) this Agreement, the Notes, the Collateral Documents and the Loan Documents when executed will be, legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms.

5.3            No Conflict. The execution, delivery, and performance of this Agreement, the Notes, and the Collateral Documents and the Loan Documents will not breach or constitute a default under any other agreement, indenture, undertaking, or other instrument to which such Borrower is a party or by which any of their property may be bound or affected, and will not contravene or conflict with any law, regulation, writ, judgment, decree or order of any court or governmental or regulatory authority applicable to it, or, any term or provision of its organizational documents; and other than in favor of the Bank, such execution, delivery, and performance will not result in the creation or imposition of (or the obligation to create or impose) any Lien on, any of its property pursuant to the provisions of any of the foregoing.

Amended and Restated Loan Agreement
Berkshire Bank/Ranor and Stadco

5.4            Litigation. To the best knowledge of such Borrower, there are no suits, actions or other proceedings pending or, to its knowledge, threatened against or affecting such Borrower or any of its properties, and, other than as disclosed in writing to the Bank, no other suits, actions, tax claims or proceedings pending or threatened which, if determined adversely, would materially impair its financial condition or ability to repay the Obligations or otherwise have a materially adverse effect on the assets, business or prospects of such Borrower.

5.5            Financial Condition. The financial statements and all other statements and data submitted by such Borrower in connection with this Agreement are true and correct in all material respects and sufficiently complete to give the Bank accurate knowledge of the financial condition of such Borrower, including all material contingent liabilities, and said financial statements fairly present the financial condition of such Borrower at the date thereof and the results of the periods covered thereby, and have been prepared in accordance with the financial reporting requirements specified in appendix to this Agreement. Since the date of the most recent financial statements referred to above, there have been no material changes in the financial condition, business or prospects of such Borrower other than changes in the ordinary course of business, and no such changes have been materially adverse changes. Such Borrower has no knowledge of any liabilities, contingent or otherwise, not reflected in said financial statements.

5.6            Title to Assets. Such Borrower has good and marketable title to its assets which have been granted or pledged to the Bank, and such assets are not subject to any Liens, other than Permitted Liens, except those liens consented to in writing by the Bank.

5.7            Tax Status. Such Borrower has filed all federal, state, city and other tax returns required to be filed. All taxes, assessments and other governmental charges shown to be due on said returns or in any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any governmental authority have been paid, other than assessments and charges being contested in good faith by appropriate proceedings diligently pursued with adequate reserves established. Such Borrower has no knowledge of any other pending assessments or adjustments of its income tax for any year.

5.8            Compliance with Law. Such Borrower has duly observed, conformed and complied in all material respects with all laws, decisions, judgments, rules, regulations and orders of all courts, governmental and regulatory authorities relating to the conduct of their business, or its properties and assets, except those being contested in good faith by appropriate proceedings diligently pursued with adequate reserves established.

5.9            Collateral. All Collateral owned by such Borrower is owned free and clear of any title defects or any Liens or interests of others, except those approved in writing by the Bank and any Permitted Liens (as defined below). Without limiting the generality of the foregoing, such Borrower expressly represents that it is the legal and equitable owner of the Collateral represented by it to be owned by it and holds the same free and clear of all Liens and rights of others of every kind and nature whatsoever, except for any security interest permitted by Section 7.2 of this Agreement (the “Permitted Liens”), and it has good right and legal authority to assign, deliver, and/or create a security interest in such Collateral in the manner hereby provided or contemplated.

5.10          Other Obligations. Such Borrower is not in default on any material obligation for borrowed money, any purchase money obligation or any other material lease, commitment, contract, instrument or obligations. There is no event which is, or with notice or lapse of time, or both, would be a Default or an Event of Default under this Agreement.

Amended and Restated Loan Agreement
Berkshire Bank/Ranor and Stadco

5.11          Insurance. Such Borrower has obtained, and maintained in effect, the insurance coverage required by Section 6.2 of this Agreement.

5.12          ERISA. That the most recent annual report filed by such Borrower pursuant to Section 104 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (including without limitation, all related financial and actuarial statements) is complete and correct, in all material respects, and no event has occurred and is continuing which would permit the Pension Benefit Guaranty Corporation (“PBGC”) established under ERISA to institute proceedings to terminate any pension plan, or other class of employee benefit which the PBGC has elected to insure (“Pension Plan”), established or maintained by such Borrower.

5.13          Environmental Matters. That there has not been (i) a known release, or exists a known threat of release of, hazardous materials, hazardous waste, hazardous or toxic substance or oil from any site operated by such Borrower and such Borrower has not incurred any expense or loss in connection therewith or (ii) knowledge of any investigation, action or the incurrence of any expense or loss in connection with the assessment, containment or removal of any hazardous material or oil by any governmental authority for which expense or loss such Borrower may be liable or (iii) the violation of any Environmental Law. As used herein and in Section 6.8 hereof, the terms “hazardous waste,” “hazardous or toxic substance,” “hazardous material” or “oil” shall have the same meanings as defined and used in any of the following (the “Acts”): the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq.; the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.

SECTION 6.            Borrowers’ Affirmative Covenants

Each Borrower covenants and agrees that until payment in full of all amounts outstanding hereunder and under the Notes and the termination of Bank’s commitment to make Revolving Advances, such Borrower shall do all of the following:

6.1            Legal Existence, Standing, Etc. Maintain and preserve its legal existence in the form of organization as exists on the date hereof; maintain the Collateral and its other properties, equipment, and facilities in reasonably good order and repair (usual wear and tear excepted); and conduct its business in a reasonably orderly manner without voluntary interruption.

6.2            Insurance. Maintain insurance for the Collateral and its other properties in such amounts and in such form as is customary for similarly situated businesses, providing for not less than twenty (20) days’ notice of cancellation or change in form or nonrenewal to the Bank or the Bank’s assignee, as the case may be, and with losses with respect to the Collateral payable to the Bank or to the Bank’s assignee, as the case may be, under a Bank’s loss payable endorsement or as an additional insured endorsement, as applicable. Upon the request of the Bank, to deliver to the Bank a copy of each insurance policy, or if permitted by the Bank, a certificate or other evidence of insurance listing all insurance in force.

Amended and Restated Loan Agreement
Berkshire Bank/Ranor and Stadco

6.3              Records and Reports. Furnish to Bank: (i) consolidated annual financial reports (“10 K”) of the condition of the Borrowers and the Tech Guarantor, in each case, including a balance sheet, statement of cash flows, and profit and loss statement (reflecting all adjustments to surplus and capital accounts), prepared in accordance with GAAP, within one hundred twenty (120) days after the end of each fiscal year, audited by certified public accountants acceptable to Bank, together with a covenant compliance certificate demonstrating compliance with the financial covenants set forth herein, in a form reasonably satisfactory to Bank; (ii) consolidating annual financial reports of the condition of the Borrowers and the Tech Guarantor, in each case, including a balance sheet, statement of cash flows, and profit and loss statement (reflecting all adjustments to surplus and capital accounts), prepared by the Borrowers, within one hundred twenty (120) days after the end of each fiscal year; (iii) annual projections by the Borrowers for the next fiscal year’s income statements, balance sheets and statement of cash flows within sixty (60) days after the end of each fiscal year; (iv) annually, within thirty (30) days of filing, a copy of such Borrowers’ filed federal and state income tax returns, including all supporting schedules and statements; (v) within thirty (30) days following the end of each month, the Borrowers shall provide the Bank with (a) an inventory report and an aging report of Borrowers’ accounts receivables and payables as of the end of the subject month; and (b) a borrowing base certificate, in the form satisfactory to the Bank, showing the Borrowers’ availability and all amounts necessary in order to calculate the Borrowers’ availability; (vi) within sixty (60) days of the end of each quarter, the Borrowers shall deliver to the Bank a management prepared financial statements of the Borrowers and the Tech Guarantor, on a consolidated and consolidating basis, (“10 Q”) including, at a minimum, a balance sheet and income statement compared with the previous year period, in form and substance reasonably satisfactory to the Bank, and a covenant compliance certificate demonstrating compliance with the financial covenants contained herein, in form reasonably satisfactory to the Bank; and (vii) with reasonable promptness, such other information bearing upon the credit and the status of business and operations of the Borrowers and the Tech Guarantor as Bank may from time to time reasonably request. The non-provision of the information required in this Section 6.3 by the time required will constitute an Event of Default (after the applicable cure period) hereunder.

6.4              Operating Account. The Borrowers shall maintain their primary operating and deposit accounts with the Bank; provided, that Stadco shall have six (6) months following the date hereof to transition its existing primary operating and deposit accounts to the Bank. At the option of the Bank, all loan payments and fees may automatically be debited from any operating account maintained by any Borrower with the Bank.

6.5              Use of Loan Proceeds. No portion of any proceeds of any Loan will be used for personal, family, or household purposes. No portion of any proceeds of the Loans will be used directly or indirectly to purchase or carry any “margin stock” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System, or to extend credit to, or invest in, other parties for the purpose of purchasing or carrying any such “margin stock,” or to reduce or retire any Indebtedness incurred for such purpose.

6.6              Notice of Certain Events. Promptly notify the Bank of the occurrence of (i) any Default or Event of Default; (ii) any change in the name, address(es), identity, place of business, chief executive office (if any), or organizational structure from that in existence on the date hereof; (iii) any litigation which, if adversely determined, would reasonably be expected have a material adverse effect on its assets or business; (iv) any attachment, levy, execution or other legal process levied against any of the Collateral.

Amended and Restated Loan Agreement

Berkshire Bank/Ranor and Stadco

6.7              Compliance with Laws. Duly observe, conform and comply in all material respects with all laws (including any fictitious or tradename statute), decisions, judgments, rules, regulations and orders of all governmental and regulatory authorities relating to the conduct of its business or its properties and assets, except (i) those being contested in good faith by appropriate proceedings diligently pursued or (ii) where a failure to comply would not reasonably be expected to have a material adverse effect on its business and assets.

6.8              Environmental Matters. Immediately notify the Bank (i) upon receipt of notification of any potential or known release or threat of release of hazardous materials, hazardous waste, hazardous or toxic substance or oil from any site operated by it or of the incurrence of any expense or loss in connection therewith or (ii) upon obtaining knowledge of any investigation, action or the incurrence of any expense or loss in connection with the assessment, containment or removal of any hazardous material or oil by any governmental authority for which expense or loss it may be liable or (iii) knowledge of its violation of any Environmental Law.

6.9              Further Assurances. At all times, and from time to time, execute and deliver such further documents and agreements and perform such acts as may reasonably be requested by the Bank to effect the purposes and intent of the parties to this Agreement, including without limitation, performing any act and providing the Bank with any documentation necessary to perfect the Bank’s security interest in the Collateral.

6.10          Debt Service Coverage Ratio. The Borrowers agree to maintain the ratio of the Cash Flow of the Tech Guarantor to the Total Debt Service of the Tech Guarantor of not less than 1.20 to 1.00, measured quarterly on the last day of each fiscal quarter-annual period of Tech Guarantor on a trailing twelve (12) month basis, commencing with the fiscal quarter ending as of September 30, 2021. Calculations will be based on the audited (year-end) and unaudited (quarterly) consolidated financial statements of the Tech Guarantor. Quarterly tests will be measured based on the 10 Q reports within sixty (60) days of the end of each quarter, and annual tests will be measured based on 10 K reports within one hundred twenty days (120) after the end of each fiscal annual period. “Cash Flow” means an amount, without duplication, equal to the sum of net income of Tech Guarantor plus (i) interest expense, plus (ii) taxes, plus (iii) depreciation and amortization, plus (iv) stock based compensation expense taken by the Tech Guarantor, plus (v) non-cash losses and charges and one time or non-recurring expenses at the Bank’s discretion, less (vi) the amount of cash distributions, if any, made to shareholders or owners of Tech Guarantor, less (vii) cash taxes paid by the Tech Guarantor, all as determined in accordance with GAAP. “Total Debt Service” shall mean an amount, without duplication, equal to the sum of (i) all amounts of cash interest paid on liabilities, obligations and reserves of Tech Guarantor paid by Tech Guarantor, (ii) all amounts paid by Tech Guarantor in connection with current maturities of long-term debt and preferred dividends, and (iii) all payments on account of capitalized leases, all as determined in accordance with GAAP.

6.11       Maximum Leverage. The Borrowers agree to cause their Balance Sheet Leverage to be less than or equal 2.50 to 1.00. Compliance with the foregoing shall be tested quarterly, as of the last day of each fiscal quarter of the Borrowers, commencing with the fiscal quarter ending September 30, 2021. “Balance Sheet Leverage” means, at any date of determination, the ratio of Borrowers’ (a) Total Liabilities, less Subordinated Debt, to (b) Net Worth, plus Subordinated Debt.

Amended and Restated Loan Agreement

Berkshire Bank/Ranor and Stadco

6.12       Maximum Capital Expenditures. The Borrowers agree that their combined annual capital expenditures shall not exceed $1,500,000. Compliance shall be tested annually, commencing with the fiscal year ending March 31, 2022.

6.13       Loan to Value Ratio. The Borrowers agree to maintain a Loan to Value Ratio of not greater than 0.75 to 1.00. “Loan to Value Ratio” means the ratio of (a) the sum of the outstanding balance of the Ranor Term Loan and the Stadco Term Loan, to (b) the fair market value of the Property, as determined by an appraisal obtained from time to time by the Bank, but not more frequently than one time during each 365 day period (provided that the Bank may obtain an appraisal at any time after either the Ranor Term Loan or the Stadco Term Loan has been accelerated), which appraisals shall be at the expense of the Borrowers.

6.14       Proceeds and Collection of Accounts Held in Trust. (a) The Bank hereby authorizes and permits each Borrower to receive from such Borrower’s Account Debtors all amounts due as proceeds of the Collateral at such Borrower’s own cost, risk, expense, and liability, subject always, however, to the provisions of this Agreement.

(b)                           Each Borrower agrees that at Bank’s request while an Event of Default exists:

(i)                 all account Collateral and all proceeds and collections of the Collateral shall be held in trust by the Borrowers for the Bank and shall not be commingled with any of any Borrower’s other funds or deposited in any bank account of any Borrower,

(ii)              such Borrower shall deliver to the Bank as and when received by such Borrower and in the same form as so received, all checks, drafts, letters of credit issued for the benefit of such Borrower, and other items which represent the Collateral and any proceeds and collections of the Collateral, each of which checks, drafts, letters of credit, and other items shall be endorsed to the Bank or as the Bank may otherwise specify from time to time and which shall be accompanied by remittance reports in form satisfactory to the Bank. In addition, during the existence of an Event of Default, each Borrower shall cause any wire or other electronic transfer of funds which constitutes Collateral or proceeds thereof to be directed to the Bank. The Bank may apply the proceeds thereof to the Obligations in such manner as the Bank may determine, in its discretion,

(iii)            at the Bank’s request, if an Event of Default exists, such Borrower shall cause all checks, drafts, letters of credit, and other items which represent the account Collateral and any proceeds and collections of the Collateral to be delivered by such Borrower’s Account Debtors directly to a lock box, blocked account, or similar recipient over which the Bank has sole access and control. The Bank may apply the proceeds and collections so delivered to the Obligations in such manner as the Bank may determine, in its discretion.

6.15       Notification to Account Debtors. The Bank shall have the right at any time that an Event of Default exists, to notify any of any Borrower’s Account Debtors, either in the name of the Bank or the Borrowers, to make payment directly to the Bank, and advise any person of the Bank’s security interest in and to the Collateral, and to collect all amounts due on account of the Collateral. Each Borrower agrees that the Bank may from time to time verify the validity, amount, and any other matters relating to the accounts directly with Account Debtors or with such Borrower’s independent accountants, collection agents or computer billing services (each of which is hereby authorized and directed fully to cooperate with the Bank and to provide the Bank with any information and materials requested by the Bank regarding such Borrower, all at such Borrower’s expense). The Bank shall also have the right to verify the balances outstanding on any or all of any Borrower’s accounts, by such means and methods in the name of such Borrower, the Bank, or such other name as the Bank may choose, and to instruct such Borrower’s independent accountants so to verify. Each Borrower agrees that during the existence of an Event of Default at the Bank’s request, such Borrower shall provide written notifications to any or all of such Borrower’s Account Debtors regarding the Bank’s security interest in the account Collateral and shall request that such Account Debtors forward payment thereof to the Bank.

Amended and Restated Loan Agreement

Berkshire Bank/Ranor and Stadco

6.16       Appointment as Attorney-In-Fact. Each Borrower hereby irrevocably constitutes and appoints the Bank as such Borrower’s true and lawful attorney, with full power of substitution, to convert the Collateral into cash at the sole risk, cost, and expense of such Borrower, but for the sole benefit of the Bank during the existence of an Event of Default. The rights and powers granted the Bank by the within appointment include but are not limited to the right and power to:

(a)                          prosecute, defend, compromise, or release any action relating to the Collateral;

(b)                        sign change of address forms to change the address to which any Borrower’s mail is to be sent as the Bank shall designate; receive and open any Borrower’s mail; remove any Collateral therefrom and turn over such mail (other than such proceeds) either to a Borrower, or to any trustee in bankruptcy, receiver, assignee for the benefit of creditors of such Borrower, or other legal representative of any Borrower whom the Bank determines to be the appropriate person to whom to so turn over such mail;

(c)                         endorse the name of any Borrower in favor of the Bank upon any and all checks, drafts, notes, acceptances, or other items or instruments; sign and endorse the name of any Borrower on, and receive as secured party, any of the Collateral, and invoices, schedules of Collateral, freight or express receipts, or bills of lading, storage receipts, warehouse receipts, or other documents of title of a same or different nature relating to the Collateral;

(d)                         sign the name of any Borrower on any notice to such Borrower’s Account Debtors or verification of the Receivables Collateral; sign any Borrower’s name on any proof of claim in Bankruptcy against Account Debtors, and on notices of lien, claims of mechanics liens, or assignments or releases of mechanics liens securing the accounts;

(e)                         take all such action as may be necessary to obtain the payment of any letter of credit of which any Borrower is a beneficiary;

(f)                         repair, manufacture, assemble, complete, package, deliver, alter or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any customer of any Borrower;

(g)                         use, license or transfer any or all general intangibles of any Borrower; and

(h)                         and sign and file or record any financing or other statements in order to perfect or protect the Bank’s security interest in the Collateral.

Amended and Restated Loan Agreement

Berkshire Bank/Ranor and Stadco

6.17       Full Power to Act. In connection with all powers of attorney included in this Agreement, each Borrower hereby grants unto the Bank full power, during the existence of an Event of Default, to do any and all things necessary or appropriate in connection with the exercise of such powers as fully and effectually as such Borrower might or could do, hereby ratifying all that said attorney shall do or cause to be done by virtue of this Agreement.

6.18       No Obligation to Act. The Bank shall not be obligated to do any of the acts or to exercise any of the powers authorized herein, but if the Bank elects to do any such act or to exercise any of such powers, it shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to any Borrower except for the Bank’s actual willful misconduct and bad faith.

6.19       Survival of Appointment. All of the powers of attorney set forth in this Agreement shall not be affected by any disability or incapacity suffered by any Borrower and shall survive same. All powers conferred upon the Bank by this Agreement, being coupled with an interest, shall be irrevocable until this Agreement is terminated by a written instrument executed by a duly authorized officer of the Bank.

6.20.       Inspections and Appraisals. Each Borrower hereby agrees to permit Bank to conduct and the Borrowers shall be required to pay for two (2) required field examinations of the Collateral per calendar year and one (1) appraisal of the Property per 365 day period if reasonably required by the Bank, after the Bank providing reasonable advance notice thereof to the Borrowers. Such examinations, inspections and appraisals may be performed by employees of the Bank or by independent examiners and appraisers. If an Event of Default shall have occurred and is then continuing, each Borrower further agrees to pay on demand the costs of periodic field examinations and inspections of the Borrowers’ books, records and Collateral, and appraisals of the Collateral, at such intervals as the Bank may reasonably require. An initial field examination shall be completed within ninety (90) days following the date hereof.

SECTION 7.            Borrower’s Negative Covenants

Each Borrower covenants that until payment in full of all amounts outstanding hereunder and under the Notes and the termination of Bank’s commitment to make Revolving Advances, such Borrower shall not do any of the following:

7.1              Additional Indebtedness. Create, incur, assume or permit to continue any indebtedness for borrowed money or the deferred purchase of property, except (i) indebtedness to the Bank, (ii) indebtedness represented by the Notes, (iii) indebtedness subordinated to all indebtedness of the Borrowers to Bank in form and substance satisfactory to Bank and its legal counsel, (iv) the Subordinated Intercompany Debt, (v) other indebtedness included on Schedule 7.1 hereto and (vi) such other indebtedness incurred in connection with the business of the Borrowers consented to in advance in writing by the Bank, such consent not to be unreasonably withheld, conditioned or delayed and such indebtedness shall not be secured by any of the Collateral.

Amended and Restated Loan Agreement

Berkshire Bank/Ranor and Stadco

7.2              Liens and Encumbrances. Create, incur, assume or suffer to exist any mortgage, pledge, lien or other charge or encumbrance (including the lien or retained security title of a conditional vendor) upon or with respect to any of its assets, or assign or otherwise convey any right to receive income, except (i) to Bank, (ii) liens in connection with workmen’s compensation, unemployment insurance or other social security obligations, (iii) liens for taxes not yet due or being contested in good faith and by appropriate proceedings by the Borrowers, (iv) liens or retained title of vendors to the Borrowers of property hereafter acquired to secure indebtedness permitted by Section 7.1, provided, that the indebtedness secured thereby does not exceed the purchase price or the fair market value thereof, whichever is less, and provided such liens do not extend to any other property of the Borrowers, (v) leases or subleases granted in the ordinary course of business, (vi) easements, rights of way, restrictions and other similar encumbrances expressly set forth in Schedule B to Bank’s title insurance policy or otherwise incurred in the ordinary course of business and not interfering with the ordinary course of the business of the Borrower, and (vii) liens to secure other indebtedness permitted by Section 7.1(iv) and (v).

7.3              Merger or Consolidation. Liquidate, dissolve, merge or consolidate, or sell or lease all or substantially all of its business or assets (except, for the avoidance of doubt, in connection with the Stadco Acquisition).

7.4              Change in Control. Sell, lease or otherwise dispose of all or any substantial part of assets, acquire assets of any corporation, partnership or other organization other than in the ordinary course of business, nor, permit any change in the ownership or control of any Borrower (except, for the avoidance of doubt, in connection with the Stadco Acquisition). If a change in management of any Borrower occurs resulting in Alexander Shen or Thomas Sammons no longer serving in their respective capacities as Chief Executive Officer and Chief Financial Officer of Tech Guarantor, until the Obligations are paid in full, Tech Guarantor shall obtain Bank’s consent of the replacement of any such officer, which consent shall not be unreasonably withheld, conditioned or delayed.

7.5              Loans and Investments. Make investments in, or loans or advances in excess of $10,000 in the aggregate outstanding at any time to, any individual, partnership, corporation, trust or other organization or person, except: (i) in the ordinary course of business; (ii) any Borrower may invest its excess funds in readily marketable securities issued by the United States of America maturing within one (1) year from the date of acquisition, in prime commercial paper and in certificates of deposit maturing within one (1) year issued by commercial banks having capital, surplus and undivided profits aggregating not less than $20,000,000 and (iii) to the extent constituting an investment by Westminster and/or the Initial Stadco Borrower, the Stadco Acquisition.

7.6              Guaranties. Guarantee (including being an accommodation party on instruments) or assume any indebtedness or other liability of any individual, partnership, corporation or other organization, except guarantees and endorsements made in connection with the deposit of items for collection or credit in the ordinary course of business, and except in connection with loans made by the Bank.

Amended and Restated Loan Agreement

Berkshire Bank/Ranor and Stadco

7.7              ERISA. Incur any material liability to the PBGC in connection with any pension plan (or other class of employee benefit which the PBGC has elected to insure) established or maintained by any Borrower; or allow any circumstances to arise which would permit the PBGC to institute proceedings to terminate any such pension plan; or permit any pension plan maintained by any Borrower to: (a) engage in any “prohibited transaction” as such term is defined in Section 4975 of the Internal Revenue Code of 1986, as amended, or (b) incur any “accumulated funding deficiency” as such term is defined in Section 302 of ERISA, whether or not waived.

7.8              Factoring. Other than any Discounted Accounts (to the extent such arrangement is or may be deemed to be a factoring relationship), sell or factor any of its accounts receivable.

7.9              Distributions. Pay or declare any dividend (except in shares of its own capital stock) or make other distributions to stockholders in money or in property, nor purchase or retire any of its capital stock, except (i), in the event such Borrower elects Subchapter-S status under the Internal Revenue Code, to the extent necessary to pay any income taxes of stockholders of such Borrower directly arising from such Subchapter-S status of such Borrower and (ii) to the extent necessary to consummate the Stadco Acquisition, distributions or other payments made to the holders of the equity of Stadco who are holders of such equity immediately prior to the consummation of the Stadco Acquisition, in each case, made in accordance with the terms of the Stadco Acquisition Agreement.

SECTION 8.            Events of Default.

Upon the occurrence and during the continuance of any of the following events (each an “Event of Default”), at the option of the Bank, or automatically without notice or any other action upon the occurrence of any event specified in Section 8.9, the unpaid principal amount of the Loans and the Notes together with accrued interest and all other Obligations owing by the Borrowers to the Bank shall become immediately due and payable without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived:

8.1              Failure to provide sufficient funds in the Account to enable payment, or otherwise fail to make payment, of any principal amount owing under the Notes when due, or any interest thereon, or any fees or any other amount required hereunder, which failure shall continue ten (10) days after the date when such payment is due.

8.2              Failure by any Borrower to perform any condition, undertaking, agreement or covenant contained Section 6 or Section 7 hereof and such failure continues for a period of ten (10) days.

8.3              Failure by any Borrower for thirty (30) days to perform or satisfy any other condition, undertaking, agreement or covenant hereinabove stated to be performed or satisfied by it.

8.4              Any representation or warranty made by any Borrower or any Guarantor of the Loans in this Agreement or in any writing furnished in connection with or pursuant to this Agreement shall prove to be incorrect in any material respect as of the time made or furnished.

Amended and Restated Loan Agreement

Berkshire Bank/Ranor and Stadco

8.5              Default by any Borrower or any Guarantor in the payment or performance of any other liability, obligation, condition, undertaking, agreement or covenant, of every kind and description, of any Borrower or any Guarantor to the Bank, or default by any endorser, guarantor or surety for any obligation of any Borrower to the Bank in the payment or performance of its obligation as endorser, guarantor or surety of any obligation of any Borrower to the Bank, which remains uncured for thirty (30) days.

8.6              Any other obligation of $100,000 or more (other than the Subordinated Intercompany Debt) of any Borrower, any Guarantor or any endorser, guarantor or surety for any obligation of any Borrower to the Bank, shall not have been paid when due, whether by acceleration or otherwise, or shall be declared to be due and payable and such failure to pay remains uncured for thirty (30) days, or shall be required to be prepaid in full (other than by a regularly scheduled prepayment), prior to the stated maturity thereof and such requirement shall not have been waived within thirty (30) days after the demand therefor.

8.7              Failure for thirty (30) days to discharge any attachment, levy or distraint on any property of any Borrower.

8.8              Any judgment is issued or rendered against any Borrower or any Guarantor or any endorser, guarantor or surety for any obligation of any Borrower to the Bank, alone or in the aggregate in an amount in excess of $150,000 if within sixty (60) days after the issuance thereof such judgment shall not have been discharged or bonded or the execution of thereof stayed pending appeal.

8.9              The occurrence of any of following by, against or with respect to any Borrower, any Guarantor or any endorser, guarantor or surety for any obligation of any Borrower to the Bank: Dissolution, termination of existence, death or insolvency; or appointment of a receiver of any property of substantial value; or a common law assignment or trust mortgage for the benefit of creditors; or the filing of a petition in bankruptcy or the commencement of any proceedings under any bankruptcy or insolvency laws or any law relating to the relief of debtors, readjustment of indebtedness, reorganization, composition or extension; provided, however, in the case of the filing of a petition in bankruptcy or the commencement of any such proceedings against any Borrower, such Borrower shall have sixty (60) days from the date of such filing or the commencement of such proceedings to dismiss such proceedings.

8.10          There shall occur a default under the Mortgage or any other Collateral Document and such default continues past any applicable cure period.

8.11          Failure by any Borrower, any Guarantor, or any endorser, guarantor or surety for any obligation of any Borrower to the Bank, to file any tax return or to pay or remit any tax when due and such failure remains uncured for a period of thirty (30) days from the applicable due date (unless such tax is being contested as provided for herein).

8.12          There shall occur a change in the ownership or control of any Borrower or change in management of Tech Guarantor resulting in Alexander Shen or Thomas Sammons, no longer serving in their respective capacities as Chief Executive Officer and Chief Financial Officer of Tech Guarantor and Tech Guarantor shall hire a replacement of such officer without the Bank’s prior consent, which consent shall not be unreasonably withheld, conditioned or delayed.

Amended and Restated Loan Agreement

Berkshire Bank/Ranor and Stadco

SECTION 9.            Bank’s Rights and Remedies

9.1              Pre- and Post-Default. Regardless of whether or not an Event of Default has occurred, in any jurisdiction where enforcement of its rights hereunder is sought, the Bank shall have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of Massachusetts or such other law as may be applicable and the Bank may exercise any and all rights it has under this Agreement, the Notes, or any other documents or agreements executed in connection herewith or therewith, or at law or in equity and proceed to protect and enforce the Bank’s rights by any action at law, in equity or other appropriate proceeding.

9.2              Post-Default. Upon the occurrence and during the continuance of an Event of Default, the Bank shall have the rights with respect to the Collateral provided for in the Collateral Documents and other collateral security documents.

SECTION 10.        Miscellaneous

10.1          Survival of Warranties. All agreements, representations, and warranties made herein shall survive the execution and delivery of this Agreement, and the making of the Loans hereunder.

10.2          Expenses. The Borrowers agree to pay on demand all reasonable costs and expenses of the Bank in connection with the preparation and enforcement of this Agreement, the Notes and any other agreement or instrument required by this Agreement, and the realization on the Collateral, and any waiver or amendment of any provision hereof or thereof, any “workout” or restructuring under this Agreement including, without limitation, stamp or other documentary taxes and charges, intangible taxes and other state and local taxes and charges, filing and recording fees and costs and fees associated with search reports with respect to the Bank’s lien priorities on the Collateral and the reasonable attorneys’ fees including any allocated costs of in-house counsel fees to the extent permitted by applicable law. The amount of such costs and expenses, until paid, shall be an Obligation secured by the Collateral. Each Borrower agrees to indemnify the Bank from and hold it harmless against any such taxes, charges, fees and costs which the Bank, in its sole discretion, undertakes to pay on behalf of any Borrower. In the event of litigation or an arbitration proceeding between the parties hereto, the prevailing party is entitled to recover costs and reasonable attorneys’ fees incurred in connection therewith, as determined by the court or arbitrator. In the event that any case is commenced by or against any Borrower under the Bankruptcy Code (Title 11, United States Code) or any similar or successor statute, the Bank shall be entitled to recover costs and reasonable attorneys’ fees incurred by the Bank in the preservation, protection, or enforcement of any rights of the Bank in such a case. The obligations of the Borrowers under this Section 10.2 shall survive payment of the Loans and assignment of any rights hereunder.

10.3          Final Agreement; Amendments; Waivers. This Agreement, the Notes, the Collateral Documents and the Loan Documents (i) represent the sum of the understandings and agreements between the Bank and the Borrowers concerning this credit, (ii) replace any prior oral or written agreements between the Bank and any such parties concerning this credit, and (iii) are intended by the Bank and the Borrowers as the final, complete and exclusive statement of the terms agreed to by them. No amendment of any provision of this Agreement, the Collateral Documents, the Loan Documents, or any Note shall be effective unless in writing signed by the applicable Borrower or Borrowers and the Bank, and no waiver of compliance with any of the terms and conditions of this Agreement, the Collateral Documents, the Loan Documents or the Notes shall be effective unless in writing signed by the Bank. No failure or delay on the part of the Bank in the exercise of any power, right, or privilege hereunder or under the Collateral Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right, or privilege preclude other or further exercise thereof or of any other right, power, or privilege. All rights and remedies existing under this Agreement, the Notes, or under the Collateral Documents and the Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available. The Bank retains all rights hereunder notwithstanding any course of conduct to the contrary, including the making of any Loan after and during the continuance of a Default or an Event of Default.

Amended and Restated Loan Agreement

Berkshire Bank/Ranor and Stadco

10.4          Severability. In case any provision in this Agreement shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of such contract and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

10.5          Applicable Law. This Agreement, the Notes, the Loan Documents and the Collateral Documents and all documents provided for herein and therein and the rights and obligations of the parties thereto shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its conflicts of law rules. Each Borrower agrees that any suit for the enforcement of this Agreement, any Note, the Loan Documents or the Collateral Documents may be brought in the courts of the Commonwealth of Massachusetts or any Federal Court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon such Borrower by mail at the address specified herein for notices. Each Borrower hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

10.6          Successors and Assigns; Assignability. This Agreement may not be assigned by any Borrower and shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns at law.

10.7          Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

10.8          Section Headings. The various headings used in this Agreement are inserted for convenience only and shall not affect the meaning or interpretations of this Agreement or any provision hereof.

Amended and Restated Loan Agreement

Berkshire Bank/Ranor and Stadco

10.9          Waivers. Each Borrower waives presentment, demand, notice, protest, notice of acceptance of this Agreement, notice of any loan made, credit or other extensions granted, collateral received or delivered or any other action taken in reliance hereon, all demands and notices in connection with the delivery, acceptance, performance, default, or enforcement of any Note or other evidence of Indebtedness secured by the Collateral and all other demands and notice of any description, except for any notices to be provided to such Borrower pursuant to the terms of this Agreement and/or the other Loan Documents and Collateral Documents. With respect to both the Obligations and the Collateral, each Borrower assents to any extension or postponement of the time of payment or any other forgiveness or indulgence, to any substitution, exchange or release of Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Bank may deem advisable. The Bank may exercise its rights with respect to the Collateral without resorting, or regard, to other collateral or sources of reimbursement for obligations.

SECTION 11.        Notices. Any notice or demand which by any provision of this Agreement is required or provided to be given shall be deemed to have been sufficiently given or served for all purposes by being sent certified mail, postage and registration charges prepaid, to the following addresses:

If to Borrowers, to them at:

c/o Ranor, Inc.

1 Bella Drive

Westminster, MA 01473

Attn: Tom Sammons, Chief Financial Officer

or to such other address as the Borrowers may designate by written notice to Bank, with a copy to:

Cecil Martin, Esq.

McGuireWoods LLP

500 East Pratt Street, Suite 1000

Baltimore, MD 21202

If to Bank, to it at:

Berkshire Bank

One Van de Graaff Drive, Suite 202

Burlington, MA 01803

Attn: Thomas McCarthy,

  Vice President – Commercial Lending

or to such other address as Bank may designate by written notice to the Borrower, with a copy to:

Alexandra W. Pezzello, Esq.

Partridge Snow & Hahn LLP

40 Westminster Street

Providence, RI 02903

Amended and Restated Loan Agreement

Berkshire Bank/Ranor and Stadco

SECTION 12.        Pledge by Bank. Bank may at any time pledge all or any portion of its rights under the Loan Documents including any portion of the Notes to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or enforcement thereof shall release Bank from its obligations under any of the Loan Documents.

SECTION 13.        Assignment or Sale of Rights of Bank. With Borrowers’ prior consent, which consent shall not be unreasonably withheld, conditioned or delayed, Bank shall have the right at any time or from time to time, to assign all or any portion of its rights and obligations hereunder to one or more federally or state chartered banks or other legally existing financial institutions (each, an “Assignee”), and each Borrower and each Guarantor agree that it shall execute, or cause to be executed, such documents, including without limitation, amendments to this Agreement and to any other documents and agreements executed in connection herewith as Bank shall deem necessary to effect the foregoing. In addition, at the request of Bank and any such Assignee, each Borrower shall issue one or more new promissory notes on the same terms and conditions as the existing Notes, as applicable, to any such Assignee and, if Bank has retained any of its rights and obligations hereunder following such assignment, to Bank, which new promissory notes shall be issued in replacement of, but not in discharge of, the liability evidenced by the promissory note held by Bank prior to such assignment and shall reflect the amount of the respective commitments and loans held by such Assignee and Bank after giving effect to such assignment. Upon Bank’s receipt of such notes, Bank shall furnish Borrowers evidence that the original note has been cancelled or reduced in principal amount. Upon the execution and delivery of appropriate assignment documentation, amendments and any other documentation required by Bank in connection with such assignment, and the payment by Assignee of the purchase price agreed to by Bank and such Assignee, such Assignee shall be a party to this Agreement and shall have all of the rights and obligations of Bank hereunder (and under any and all other guaranties, documents, instruments and agreements executed in connection herewith) to the extent that such rights and obligations have been assigned by Bank pursuant to the assignment documentation between Bank and such Assignee, and Bank shall be released from its obligations hereunder and thereunder to a corresponding extent. Notwithstanding anything to the contrary herein, in the event that the Bank assigns its rights and obligations hereunder to an Assignee, the Prepayment Premium set forth in Section 3.2 hereof shall be waived.

SECTION 14.        Participation Interests. Bank shall have the unrestricted right at any time and from time to time, and without the consent of or notice to Borrowers, to grant to one or more banks or other financial institutions (each a “Participant”) participating interests in Bank’s obligation to lend hereunder and/or any or all of the Loans provided Bank remains fully liable hereunder and Borrowers continue to deal exclusively with Bank. Bank may furnish any information concerning Borrowers in its possession from time to time to prospective Assignees and Participants; provided, that Bank shall require any such prospective Assignee or Participant to agree in writing to maintain the confidentiality of such information.

SECTION 15.        Replacement Note. Upon receipt of an affidavit of an officer of Bank as to the loss, theft, destruction or mutilation of any Note or any other security document which is not of public record, and in the case of such mutilation, upon surrender and cancellation of such Note or other security document, the applicable Borrower or Borrowers will issue, in lieu thereof, a replacement Note or other security document in the same principal amount thereof and otherwise of like tenor.

Amended and Restated Loan Agreement

Berkshire Bank/Ranor and Stadco

SECTION 16.        WAIVER OF JURY TRIAL; SERVICE OF PROCESS. IN THE EVENT THAT BANK BRINGS ANY ACTION OR PROCEEDING IN CONNECTION HEREWITH IN ANY COURT OF RECORD OF MASSACHUSETTS OR THE UNITED STATES IN MASSACHUSETTS, each BORROWER HEREBY IRREVOCABLY CONSENTS TO AND CONFERS PERSONAL JURISDICTION OF SUCH COURT OVER such BORROWER BY SUCH COURT. IN ANY SUCH ACTION OR PROCEEDING, each BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS AND AGREES THAT SERVICE THEREOF MAY BE MADE UPON such BORROWER BY MAILING A COPY OF SUCH SUMMONS, COMPLAINT OR OTHER PROCESS BY CERTIFIED MAIL TO such BORROWER AT its ADDRESS DESIGNATED IN SECTION 11 HEREOF, WITH A COPY THEREOF SENT TO THE COPY PARTY INDICATED IN SUCH SECTION. Each BORROWER AND BANK HEREBY WAIVE TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR ANY INSTRUMENT OR DOCUMENT DELIVERED IN CONNECTION HEREWITH, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING BETWEEN any BORROWER AND BANK.

SECTION 17.        Execution and Counterparts. This Agreement may be executed by the parties hereto individually or in any combination of the parties hereto in several separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

SECTION 18.        Payments on Non-Business Days. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a Saturday, Sunday or a public holiday under the laws of the jurisdiction in which payment is to be made, such payment may be made on the next succeeding Business Day and such extension of time shall in such case be included in computing interest in connection with such payment.

SECTION 19.        Financial and Accounting Terms. Whenever financial or accounting terms are used in this Agreement, they shall, except to the extent expressly defined differently herein, mean as determined in accordance with GAAP as in effect on the date of this Agreement.

SECTION 20.        Representations and Warranties. All covenants, agreements, representations and warranties made herein or in other documents delivered by or on behalf of any Borrower pursuant to or in connection herewith are material and shall be deemed to have been relied upon the Bank, notwithstanding any investigation heretofore or hereafter made by the Bank, and shall survive the making of the Loans as herein contemplated, and shall continue in full force and effect so long as the Loans or other amount due under this Agreement remains outstanding and unpaid or the Bank has any commitment to make any Revolving Advance hereunder. All statements contained in any certificate or other paper delivered to Bank at any time by or on behalf of any Borrower pursuant hereto shall constitute representations and warranties by the Borrowers hereunder.

SECTION 21.        Amendment and Restatement. This Amended and Restated Loan Agreement amends, restates, supersedes and replaces in its entirety that certain Loan Agreement made by Ranor, as Borrower, in favor of Bank, as successor by merger to Commerce Bank & Trust Company, dated December 20, 2016 (as amended, amended and restated, supplemented or otherwise modified and in effect immediately prior hereto, the “Existing Loan Agreement”). This Agreement does not constitute a novation of the Existing Loan Agreement and all amounts outstanding under the Existing Loan Agreement shall be deemed outstanding under this Loan Agreement. In addition, all collateral and security given in connection with the Existing Loan Agreement by Borrower or any Guarantor to Bank shall continue as collateral and security in connection with this Agreement from and after the date of this Agreement in accordance with the terms of the applicable Loan Documents.

[Signatures on next page]

Amended and Restated Loan Agreement

Berkshire Bank/Ranor and Stadco

Executed as an instrument under seal the day first written above.

RANOR, INC., as a Borrower

By:	/s/ Thomas Sammons
Name:	Thomas Sammons
Title:	Vice President — Finance

Stadco New Acquisition, LLC, as a Borrower

By:	/s/ Thomas Sammons
Name:	Thomas Sammons
Title:	Chief Financial Officer

Westminster Credit Holdings, LLC, as a Borrower

By:	/s/ Thomas Sammons
Name:	Thomas Sammons
Title:	Chief Financial Officer

Immediately following the consummation of the Stadco Acquisition:

Stadco, as a Borrower

By:	/s/ Babak Parsi
Name:	Babak Parsi
Title:	Chief Operating Officer and Secretary

Amended and Restated Loan Agreement

Berkshire Bank/Ranor and Stadco

The foregoing Agreement states our understanding concerning the Loans referred to therein.

Berkshire Bank, as the Bank

By:	/s/ Thomas McCarthy
Name:	Thomas McCarthy
Title:	Vice President – Commercial Lending

Amended and Restated Loan Agreement

Berkshire Bank/Ranor and Stadco

APPENDIX I
DEFINITIONS

Definitions and Accounting Terms. Unless otherwise specified in this Agreement, all accounting terms used in this Agreement shall be interpreted, all financial information required under this Agreement shall be prepared and all financial computations required under this Agreement shall be made in accordance with GAAP. All capitalized terms used in this Agreement, the Notes, the other Loan Documents or in any certificate, report or other document made or delivered in connection with this Agreement, unless otherwise defined therein, shall have the following meanings:

Account. As defined in Section 3.1 of this Agreement.

Account Debtor. Has the meaning given that term in the UCC.

Adjusted LIBOR Rate. The greater of: (i) the LIBOR Rate for a one month interest period plus the LIBOR Margin or (ii) two and three-quarters percent (2.75%).

Adjusted Prime Rate. The greater of: (i) the Prime Rate, minus seventy (70) basis points, or (ii) two and three-quarters percent (2.75%).

Affiliate. As applied to any Person, a spouse or relative of such Person, any member, director, partner or officer of such Person, any corporation, partnership, association, firm or other entity of which such Person is a member, director, partner or officer, and any other Person directly or indirectly controlling, controlled or under direct or indirect common control with such Person, including, without limitation, any subsidiary.

Agreement. This Agreement, as amended, amended and restated, extended, supplemented, replaced or otherwise modified from time to time.

Appraised Value. As defined in Section 2.3 of this Agreement.

Base Accounts. As defined in Section 2.3 of this Agreement.

Base Rate. For any day, a rate per annum equal to the highest of (i) the Federal Funds Rate plus fifty (50) basis points, or (ii) the Bank’s “Prime Rate” as announced from time to time.

Base Rate Loan. Any of the Loans bearing interest at the Base Rate from time to time.

Borrowing Base. As defined in Section 2.3 of this Agreement.

Borrowing Request. A request for a Revolver Advance substantially in the form attached hereto as Exhibit 2.3.

Business Day. Any day which is neither a Saturday, Sunday nor a legal holiday on which commercial banks are authorized or required to be closed in Boston.

Amended and Restated Loan Agreement

Berkshire Bank/Ranor and Stadco

Collateral. Any property on which a Lien exists in favor of the Bank securing the Obligations of the Borrower hereunder and under the Notes or other Loan Documents.

Collateral Documents. All Uniform Commercial Code financing statements, the Security Agreements, the Mortgage and any other security documents executed and/or delivered by the Borrower in connection herewith, as the same may be from time to time modified, supplemented, renewed, continued or amended.

Default. An Event of Default or event or condition that, but for the requirement that time elapse or notice be given, or both, would constitute an Event of Default.

Default Rate. The highest then applicable “Default Rate” as such term is defined in the Notes.

Discounted Accounts. Accounts receivable of Stadco which are subject to a purchase and sale arrangement with Citibank, N.A. pursuant to that certain Supplier Agreement dated as of April 6, 2006 by and between Stadco, as supplier thereunder, and Citibank, N.A., as amended or otherwise modified and in effect.

Distributions. For the period in question, as calculated on a consolidated basis, the aggregate of all amounts paid or payable (without duplication) as dividends, distributions or owner withdrawals and/or compensation, and includes any purchase, redemption or other retirement of any ownership interests directly or indirectly through a subsidiary or otherwise and includes return of capital to members.

Eligible Equipment. As defined in Section 2.3 of this Agreement.

Eligible Raw Material Inventory. As defined in Section 2.3 of this Agreement.

EST. Eastern Standard Time.

Event of Default. Any event listed in Section 8 of this Agreement.

Federal Funds Rate. For any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day for such transactions received by the Bank from three Federal funds brokers of recognized standing selected by it.

GAAP. Generally accepted accounting principles in the United States, established by the United States Financial Accounting Standards Board, in effect and applied on a consistent basis.

Government Contract. Any agreement with, or purchase order from (a) the United States, or any instrumentality thereof, or (b) with any other governmental entity as to whose contracts, the assignment thereof is subject to any limitation or prohibition, and, as to both (a) or (b) provides for or may give rise to any Account or other right to payment.

Amended and Restated Loan Agreement

Berkshire Bank/Ranor and Stadco

Guarantor. As defined in Section 4.1(b) of this Agreement.

Indebtedness. As applied to any Borrower, the total of all obligations of such Borrower whether current or long term which in accordance with GAAP would be included as liabilities on its balance sheet at the date as of which Indebtedness is to be determined, and shall also include guaranties, endorsements (other than for collection in the ordinary course of business) or other arrangements whereby responsibility is assumed for the obligations of others, whether by agreement to purchase or otherwise acquire the obligations of others, including any agreement, contingent or otherwise, to furnish funds through the purchase of goods, supplies or services for the purpose of payment of the obligations of others.

Intercompany Debt Subordination Agreement. That certain Debt Subordination Agreement dated as of August 25, 2021 by and among the Borrowers, in their respective capacities as “Borrowers” and as “Subordinated Creditors” thereunder and the Bank, in its capacity as “Senior Lender” thereunder.

LIBOR Interest Period. The period commencing on the date hereof (the “Start Date”) and ending on the numerically corresponding date one (1) month later, and thereafter each one (1) month period ending on the day of such month that numerically corresponds to the Start Date up to the Revolver Maturity Date; provided, however, (i) any LIBOR Interest Period that would otherwise end on a day which is not a Business Day shall be extended to the next Business Day, unless such extension would carry such LIBOR Interest Period into the next month, in which event such LIBOR Interest Period shall end on the preceding Business Day; (ii) any LIBOR Interest Period that begins on the last Business Day of a calendar month (or on a date for which there is no numerically corresponding day in the calendar month in which such LIBOR Interest Period ends) shall end on the last Business Day of a calendar month; and (iii) any LIBOR Interest Period that would otherwise extend beyond the Revolver Maturity Date shall end on the Revolver Maturity Date.

LIBOR Loan. Any of the Loans bearing interest at the Adjusted LIBOR Rate or at a rate based on the LIBOR Rate from time to time.

LIBOR Margin. 2.25%.

LIBOR Rate. The greater of (a) the rate of interest per annum in U.S. dollars (rounded upwards, at the Bank’s option, to the next 1/8th of one percent) equal to the London interbank offered rate for deposits in U.S. dollars as administered by the ICE Benchmark Administration Limited (“ICE”, or the successor thereto if ICE is no longer quoting or administering the London interbank offered rate) (“ICE LIBOR”) for the equivalent LIBOR Interest Period as published by ICE (or such other commercially available source providing quotations of ICE LIBOR as designated by Bank from time to time) at approximately 11:00 A.M. (London time) two (2) Business Days prior to the first day on which such LIBOR Interest Period commences and (b) one-half of one percent (0.50%).

Amended and Restated Loan Agreement

Berkshire Bank/Ranor and Stadco

Lien. Any mortgage, pledge, security interest, lien or other charge or encumbrance on any of the property or assets of any Borrower, now owned or hereafter acquired.

Loans. The Ranor Term Loan, the Stadco Term Loan and the Revolver Loan.

Loan Documents. Collectively, this Agreement, the Notes, the Security Agreements, the Mortgage, the Collateral Documents, the Intercompany Debt Subordination Agreement and each and all documents executed and/or delivered to the Bank as of this date and hereafter in connection with the Loans, all as may be modified, amended, restated and/or substituted.

Mortgage. That certain Mortgage, Security Agreement and Financing Statement dated December 20, 2016 granted by Ranor in favor of Bank (as successor by merger to Commerce Bank & Trust Company), which mortgage was recorded in the Worcester County, Massachusetts Registry of Deeds in Book 8728, Page 58, as the same has been or may be modified, supplemented or otherwise amended from time to time.

Net Worth. The net worth of any Borrower, determined in accordance with GAAP, excluding any intangible assets of such Borrower.

Notes. As defined in Section 2.1C of this Agreement.

Obligation(s). All loans, advances, indebtedness, notes, liabilities and other extensions of credit and amounts, liquidated or unliquidated, owing by any Borrower to the Bank at any time, each of every kind, nature and description, whether arising under this Agreement or otherwise, direct or indirect (that is, whether the same are due directly or indirectly to the Bank as endorser or guarantor, or as obligor of obligations due to third persons which have been endorsed or assigned to the Bank, or otherwise), primary or secondary, absolute or contingent, due or to become due, now existing or hereafter arising or acquired, including, but not limited to all obligations of any Borrower under the Notes and under any guaranty executed by any Borrower in favor of the Bank for obligations of another. Obligation(s) shall also include any swap transaction or other interest rate protection transaction, including hedging obligations involving Bank and any Borrower, whether under the hedging contracts or otherwise, and all obligations of any Borrower under any credit card line of credit or facility made available to any Borrower by Bank and all interest and other charges due from any Borrower to the Bank and all costs and expenses referred to in this Agreement.

Permitted Liens. As defined in Section 5.9 of this Agreement.

Person. A corporation, an association, a partnership, business, an individual, a joint venture, an organization, a government or political subdivision agency.

Prime Rate. At any time, the variable per annum rate of interest announced on a daily basis by The Wall Street Journal (or any successor publication if The Wall Street Journal is no longer published) in the “Money Rates” section (or such successor section) as the “Prime”. If the Wall Street Journal publishes more than one Prime Rate, the Prime Rate for purposes of this Agreement shall be the higher or highest of the published rates.

Amended and Restated Loan Agreement

Berkshire Bank/Ranor and Stadco

Property. The property at 1 Bella Drive (a/k/a 48 Town Farm Road), Westminster, MA 01473, as more fully described in the Mortgage.

Ranor Term Loan. As defined in Section 2.1A.

Ranor Term Loan Maturity Date. December 20, 2021.

Ranor Term Note. As defined in Section 2.1A.

Related Entity. Refers to any corporation, limited liability company, trust, partnership, joint venture, or other enterprise which: is a parent, brother-sister, subsidiary, or affiliate, of any Borrower; could have such enterprise’s tax returns or financial statements consolidated with any Borrower’s; or could be a member of the same controlled group of corporations or limited liability companies (within the meaning of Section 1563 of the Internal Revenue Code of 1986) of which any Borrower is a member.

Reserve Percentage. Relative to any LIBOR Interest Period, the maximum aggregate (without duplication) reserve requirement (including all basic, supplemental marginal and other reserves) which is imposed on member banks of the Federal Reserve System against “Eurocurrency Liabilities” as such term is defined in Regulation D (12 C.F.R. Part 204(h), as amended from time to time) having a term approximately equal or comparable to the LIBOR Interest Period.

Revolver Advances. As defined in Section 2.1B of this Agreement.

Revolver Loan. As defined in Section 2.1B of this Agreement.

Revolver Maturity Date. December 20, 2022.

Revolver Note. As defined in Section 2.1B of this Agreement.

Security Agreements. The security agreements pursuant to which any Borrower grants or has granted to the Bank a continuing security interest in all of its personal property and fixtures to secure each of its obligations to the Bank, as the same may be or may have been amended, amended and restated, supplemented or otherwise modified from time to time.

Subordinated Debt. Any indebtedness of any Borrower subordinated to Bank on terms satisfactory to Bank in its sole discretion, including the Subordinated Intercompany Debt in accordance with the terms of the Intercompany Debt Subordination Agreement.

Subordinated Intercompany Debt. Collectively, (i) indebtedness in the maximum principal amount of $7,894,164.15 of Stadco owed to Westminster in connection with Westminster’s acquisition of such indebtedness pursuant to the Stadco Debt Acquisition Agreement and (ii) any other intercompany transfers deemed to be intercompany loans between one Borrower, in a capacity as a borrower, and another Borrower, in a capacity as a lender and any other loan obligations by and between or among Borrowers from time to time; all such indebtedness to be incurred in compliance with the terms of the Intercompany Debt Subordination Agreement.

Amended and Restated Loan Agreement

Berkshire Bank/Ranor and Stadco

Subsidiary and Subsidiaries. Any entity of which at least 51% of the outstanding stock or ownership interest having ordinary voting power to elect a majority of the Board of Directors/management of such entity is at the time directly or indirectly owned by any Borrower.

Stadco Acquisition. Collectively, the acquisition by the Initial Stadco Borrower of all of the equity interests of Stadco pursuant to the Stadco Acquisition Agreement and the acquisition by Westminster of Stadco’s existing indebtedness in the aggregate amount of $7,894,164.15 owed to Sunflower Bank, N.A. pursuant to the Stadco Debt Acquisition Agreement.

Stadco Acquisition Agreement. That certain Stock Purchase Agreement dated as of October 16, 2020 by and among, inter alia, Tech Guarantor, the Initial Stadco Borrower, as purchaser thereunder, Stadco, Stadco Acquisition, LLC, a California limited liability company, certain stockholders party thereto and Douglas A. Paletz, as stockholders representative thereunder, as amended from time to time on or prior to the date hereof.

Stadco Debt Acquisition Agreement. That certain Amended and Restated Loan Purchase and Sale Agreement dated as of April 23, 2021 by and among, inter alia, the Initial Stadco Borrower, Stadco, Stadco Acquisition, LLC, a California limited liability company, and STADCO Mexico, Inc., a Delaware corporation, as amended from time to time on or prior to the date hereof.

Stadco Term Loan. As defined in Section 2.1C of this Agreement.

Stadco Term Loan Maturity Date. August 25, 2028.

Stadco Term Note. As defined in Section 2.1C of this Agreement.

Tech Guarantor. As defined in Section 4.1(b) of this Agreement.

Total Liabilities. The total liabilities of any Borrower as determined in accordance with GAAP.

UCC. The Uniform Commercial Code as presently in effect in the Commonwealth of Massachusetts (Mass. Gen. Laws, Ch. 106).

Amended and Restated Loan Agreement

Berkshire Bank/Ranor and Stadco

EXHIBIT 2.1A

PROMISSORY NOTE

$2,850,000.00	Boston, Massachusetts
December 20, 2016

For value received, RANOR, INC., a Delaware corporation (herein called the “Borrower” or “makers”), promises to pay to the order of Commerce Bank & Trust Company (herein called the “Bank”) at the principal office of Bank at 386 Main Street, Worcester, MA 01615, or such other place as the holder hereof shall designate,

TWO MILLION EIGHT HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS

together with interest thereon on unpaid balances from the date hereof at a fixed rate equal to 5.21% per annum. Commencing on January 20, 2017 and continuing 20th day of each month thereafter, the Borrower shall make monthly payments of principal and interest in the amount of $19,260.46 each, with all outstanding principal and accrued interest due and payable on December 20, 2021. Interest shall be calculated on the basis of actual days elapsed and a 360-day year.

This Note is the Term Note referred to in the Loan Agreement between the Borrower and the Bank dated the date hereof, as the same may be amended, extended or renewed or substitutions issued therefor (the “Loan Agreement”). All partial prepayments shall be applied hereunder in the inverse order of maturity. All capitalized terms used in this Note shall, unless otherwise defined herein, have the same meanings given to such terms in the Loan Agreement.

Borrower shall pay to Bank a late charge in the amount of five (5%) percent of each payment due hereunder (other than the balloon payment due at maturity) which is more than ten (10) days in arrears to offset the additional expenses involved in processing delinquent payments. In addition, from and after the date on which this Note becomes, or at Bank’s option, could become due and payable (whether accelerated or not), at maturity, upon default or otherwise, interest shall accrue and shall be immediately due and payable at a rate (the “Default Rate”) equal to five percent (5%) per annum greater than the interest rate otherwise in effect hereunder, but in no event higher than the maximum interest rate permitted by law.

Payment of this Note may be accelerated upon the occurrence and during the continuance of an Event of Default specified in the Loan Agreement. This Note may be prepaid as provided in the Loan Agreement.

Any deposits or other sums at any time credited by or due from the holder to the maker of this Note, and any securities or other property of such maker at any time in the possession of the holder may at all times be held and treated as collateral for the payment of this Note and the payment and performance of any and all other obligations of the maker under this Note.

No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or any other right hereunder, and a waiver of any such right on one occasion shall not be construed as a bar to or waiver of any such right on any future occasion.

Amended and Restated Loan Agreement

Berkshire Bank/Ranor and Stadco

This Note is secured by any and all collateral at any time given to the Bank to secure this Note.

Every maker, endorser, and guarantor hereof agrees, jointly and severally, to pay on demand all costs and expenses (including legal costs and reasonable attorneys’ fees) reasonably incurred or paid by the holder in enforcing this Note after default. This Note shall be governed by the laws of the Commonwealth of Massachusetts, and shall take effect as an instrument under seal.

THE PARTIES HERETO IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM. THE BORROWER AND THE BANK HEREBY IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT TO TRIAL BY JURY AND AGREE THAT NEITHER, INCLUDING ANY ASSIGNEE OR SUCCESSOR, SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE BASED UPON, OR ARISING OUT OF, THIS AGREEMENT, THE NOTE, AND OTHER RELATED AGREEMENTS, OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG THE PARTIES, OR ANY OF THEM. NEITHER THE BORROWER, NOR BANK WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY DISCUSSED BY THE PARTIES AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE UNDERSIGNED NOR BANK HAS IN ANY WAY AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

The Borrower irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the courts of the Commonwealth of Massachusetts, without regard to its conflict of law rules, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Note, the Loan Agreement, or any other documents executed in connection herewith (the “Loan Documents”), or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Massachusetts sitting State court or, to the fullest extent permitted by applicable law, in any Federal court sitting therein. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that the Bank may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrower or its properties in the courts of any jurisdiction.

Borrower hereto irrevocably consents to service of process in the manner provided for notices in Section 11 of the Loan Agreement. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable law.

Amended and Restated Loan Agreement

Berkshire Bank/Ranor and Stadco

The Borrower irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Note or any other Loan Document in any court in the Commonwealth of Massachusetts. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

In case any one or more provisions of this Agreement shall be found by a court or other tribunal of competent jurisdiction to be invalid or unenforceable for any reason or in any respect or circumstance, such invalidity or unenforceability shall not limit or impair the validity or enforcement of any other provision hereof or affect the validity or enforcement of the provisions of this Note under any other circumstances.

This Note and all other Loan Documents (i) represent the sum of the understandings and agreements between the Bank and the Borrower concerning the extension of credit under this Note, (ii) replace any prior oral or written agreements between the Bank and Borrower concerning the extension of credit under this Note, and (iii) are intended by the Bank and the Borrower as the final, complete and exclusive statement of the terms agreed to by them. Any conflict between any of the terms of the Commitment Letter and this Note or any of the Loan Documents shall be governed by the terms of this Note and the Loan Documents. No waiver of compliance with any of the terms and conditions of this Note or the Loan Documents shall be effective unless in writing signed by the Bank. No failure or delay on the part of the Bank in the exercise of any power, right, or privilege hereunder or under or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right, or privilege preclude other or further exercise thereof or of any other right, power, or privilege. All rights and remedies existing under this Note any other Loan Document are cumulative to, and not exclusive of, any rights or remedies otherwise available. The Bank retains all rights hereunder notwithstanding any course of conduct to the contrary.

The Borrower agrees to pay on demand all reasonable and documented costs and expenses of the Bank in connection with the preparation, administration, and enforcement of this Note and the Loan Documents and any other agreement or instruments executed in connection therewith, and any waiver or amendment of any provision hereof or thereof, any “workout” or restructuring under this Note including, without limitation, and reasonable attorney’s fees. The Borrower agrees to indemnify the Bank from and hold them harmless against any taxes, charges, fees and costs which the Bank, in its sole discretion; undertake to pay on behalf of Borrower. In the event that any case is commenced by or against the Borrower under the Bankruptcy Code (Title 11, United States Code) or any similar or successor statute, the Bank shall be entitled to recover costs and reasonable attorneys’ fees incurred by such party in the preservation, protection, or enforcement of any rights of the Bank in such a case. The obligations of the Borrower hereunder shall survive payment of this Note and assignment of any rights hereunder.

Borrower waives presentment, demand, notice, protest, notice of acceptance of the Loan Agreement, notice of any loan made, credit or other extensions granted, collateral received or delivered or any other action taken in reliance hereon, all demands and notices in connection with the delivery, acceptance, performance, default, or enforcement of this Note or other evidence of indebtedness and all other demands and notice of any description, except for any notices to be provided to Borrower pursuant to the terms of this Note and/or the other Loan Documents. With respect to both the obligations and the collateral, Borrower assents to any extension or postponement of the time of payment or any other forgiveness or indulgence, to any substitution, exchange or release of collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Bank may deem advisable.

Amended and Restated Loan Agreement

Berkshire Bank/Ranor and Stadco

The Borrower shall indemnify the Bank (and any sub-agent thereof), and each “Related Party” of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, penalties, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), and shall indemnify and hold harmless each Indemnitee from all reasonable fees and time charges and disbursements for attorneys who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrower arising out of, in connection with, or as a result of (i) the execution or delivery of this Note, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions, (ii) the loan evidenced hereby or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or release of hazardous materials on or from any property owned or operated by the Borrower or any of its subsidiaries, or any liability under environmental law related in any way to Borrower or any of its subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by Borrower, and regardless of whether any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

To the fullest extent permitted by applicable law, the Borrower shall not assert, and Borrower hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions, any Loan or the use of the proceeds thereof. No Indemnitee referred to above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated herein, except to the extent that such damages resulted from the gross negligence or willful misconduct of such Indemnitee.

Borrower hereby grants to the Bank a continuing lien, security interest, and right of setoff as security for all of its liabilities and obligations to the Bank under the loan evidenced hereby and the Loan Documents, whether now existing or hereafter arising, upon and against all the deposits, credits, collateral and property of the Borrower (other than payroll accounts, and clients’ trust and other fiduciary accounts or escrows) now or hereafter in the possession, custody, or control of, or in transit to, the Bank. Upon demand, or upon the occurrence and during the continuance of a Default or an Event of Default or upon receipt by the Bank of any legal process, including summons to trustee, relating to any material deposits, credits, collateral or property of the Borrower, in the possession, custody or control of, or in transit to, the Bank, without further demand or notice (any such notice being expressly waived by Borrower), the Bank may set off the same or any part thereof and pay over such sums to the Bank to be applied to any liability or obligation of Borrower, even though unmatured and regardless of the adequacy of any other collateral securing the Loan evidenced hereby. TO THE EXTENT PERMITTED BY LAW, ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS PRIOR TO EXERCISING THEIR RIGHT OF SET OFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER, ARE HEREBY VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVED.

(signature page to follow)

Amended and Restated Loan Agreement

Berkshire Bank/Ranor and Stadco

Executed as a document under seal as of the date first written above.

Witness:	RANOR, INC.

By:
Name:
Title:

Address:

1 Bella Drive

Westfield, MA 01473

Amended and Restated Loan Agreement

Berkshire Bank/Ranor and Stadco

EXHIBIT 2.1B
Second AMENDED AND RESTATED PROMISSORY NOTE

$5,000,000.00	Originally dated
December 20, 2016
Amended and restated as of
December 23, 2019
Further Amended and restated as of
August 25, 2021

For value received, each of RANOR, INC., a Delaware corporation (“Ranor”), Westminster Credit Holdings, LLC, a Delaware limited liability company (“Westminster”), Stadco New Acquisition, LLC, a Delaware limited liability company (the “Initial Stadco Borrower”), and, immediately following the consummation of the Stadco Acquisition (as defined in the Loan Agreement), Stadco, a California corporation (“Stadco” and immediately following the consummation of the Stadco Acquisition, together with Westminster, the Initial Stadco Borrower and Ranor, jointly and severally, each, individually, a “Borrower” and collectively, the “Borrowers”), jointly and severally, promises to pay to the order of Berkshire Bank (“Bank”), successor by merger to Commerce Bank & Trust Company, at the principal office of Bank at One Van de Graaff Drive, Suite 202, Burlington, Massachusetts 01803, or at such other place as the holder hereof shall designate, the lesser of: (a) the principal sum of Five Million US Dollars (US $5,000,000.00), or (b) the aggregate unpaid principal balance of all Revolver Advances made by Bank to Borrowers pursuant to the Amended and Restated Loan Agreement, dated as of August 25, 2021 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among the Borrowers and Bank. All capitalized terms used in this Note shall, unless otherwise defined herein, have the same meanings given to such terms in the Loan Agreement. This Note is the Revolver Note referred to in the Loan Agreement.

The Borrowers shall pay interest only on unpaid balances hereunder until paid in full, payable monthly in arrears on the 20th day of each calendar month. The aggregate unpaid principal balance of this Note shall be paid, plus any accrued and unpaid interest, on December 20, 2022. Interest on the unpaid principal balance hereof from time to time outstanding shall be a fluctuating rate equal to, at the election of the Borrowers, either (i) the Adjusted LIBOR Rate (or the alternate rate of interest determined in accordance with Section 2.7(b) of the Loan Agreement) for successive LIBOR Interest Periods, or (ii) the Adjusted Prime Rate, which fluctuating rate will change when the Prime Rate changes. The Borrowers may elect to have the interest rate converted to the Adjusted LIBOR Rate (or the alternate rate of interest determined in accordance with Section 2.7(b) of the Loan Agreement) or to the Adjusted Prime Rate, as applicable, at any time during the term of this Note upon notice to the Bank at least two (2) Business Days prior to the end of the existing LIBOR Interest Period, if the Adjusted LIBOR Rate is in effect, or at least two (2) Business Days prior to the end of the month if any other interest rate is in effect hereunder.

Borrowers shall pay to Bank a late charge in the amount of five (5%) percent of each payment due hereunder (other than the balloon payment due at maturity) which is more than ten (10) days in arrears to offset the additional expenses involved in processing delinquent payments. In addition, from and after the date on which this Note becomes, or at Bank’s option, could become due and payable (whether accelerated or not), at maturity, upon default or otherwise, interest shall accrue and shall be immediately due and payable at a rate (the “Default Rate”) which is five percent (5%) per annum greater than the interest rate otherwise in effect hereunder, but in no event higher than the maximum interest rate permitted by law.

Amended and Restated Loan Agreement

Berkshire Bank/Ranor and Stadco

This Note shall, at the option of the holder, become immediately due and payable without notice or demand upon demand or, at the election of the Bank, the occurrence and during the continuance of any Event of Default under the Loan Agreement.

Any deposits or other sums at any time credited by or due from the holder to any maker of this Note, and any securities or other property of such maker at any time in the possession of the holder may at all times be held and treated as collateral for the payment of this Note and the payment and performance of any and all other obligations of any maker under this Note.

No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or any other right hereunder, and a waiver of any such right on one occasion shall not be construed as a bar to or waiver of any such right on any future occasion.

This Note is secured by any and all collateral at any time given to the Bank to secure this Note.

Every maker, endorser, and guarantor hereof agrees, jointly and severally, to pay on demand all costs and expenses (including legal costs and reasonable attorneys’ fees) reasonably incurred or paid by the holder in enforcing this Note after default. This Note shall be governed by the laws of the Commonwealth of Massachusetts, and shall take effect as an instrument under seal.

Each Borrower and Bank by its acceptance hereof IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM. Each BORROWER AND THE BANK by its acceptance hereof HEREBY IRREVOCABLY AND VOLUNTARILY WAIVEs ANY RIGHT TO TRIAL BY JURY AND AGREE THAT none of them, INCLUDING ANY ASSIGNEE OR SUCCESSOR, SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE BASED UPON, OR ARISING OUT OF, The Loan AGREEMENT, THis NOTE, AND OTHER RELATED AGREEMENTS, OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG THE PARTIES, OR ANY OF THEM. NEITHER any BORROWER, NOR BANK WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY DISCUSSED BY THE PARTIES AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE UNDERSIGNED NOR BANK HAS IN ANY WAY AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO the transactions contemplated hereby.

Amended and Restated Loan Agreement

Berkshire Bank/Ranor and Stadco

Each Borrower irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the courts of the Commonwealth of Massachusetts, without regard to its conflict of law rules, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Note, the Loan Agreement, or any other documents executed in connection herewith, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Massachusetts sitting State court or, to the fullest extent permitted by applicable law, in any Federal court sitting therein. Each of the Borrower and the Bank by its acceptance hereof agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Note or in any other Loan Document shall affect any right that the Bank may otherwise have to bring any action or proceeding relating to this Note or any other Loan Document against any Borrower or its properties in the courts of any jurisdiction.

Each Borrower hereto irrevocably consents to service of process in the manner provided for notices in Section 11 of the Loan Agreement. Nothing in this Note will affect the right of any party hereto to serve process in any other manner permitted by applicable law.

Each Borrower irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Note or any other Loan Document in any court in the Commonwealth of Massachusetts. Each of the Borrowers and the Bank by its acceptance hereof hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

In case any one or more provisions of this Note shall be found by a court or other tribunal of competent jurisdiction to be invalid or unenforceable for any reason or in any respect or circumstance, such invalidity or unenforceability shall not limit or impair the validity or enforcement of any other provision hereof or affect the validity or enforcement of the provisions of this Note under any other circumstances.

This Note and all other Loan Documents (i) represent the sum of the understandings and agreements between the Bank and the Borrowers concerning the extension of credit under this Note, (ii) replace any prior oral or written agreements between the Bank and any Borrower concerning the extension of credit under this Note, and (iii) are intended by the Bank and the Borrowers as the final, complete and exclusive statement of the terms agreed to by them. Any conflict between any of the terms of any “Commitment Letter” or similar document and this Note or any of the Loan Documents shall be governed by the terms of this Note and the Loan Documents. No waiver of compliance with any of the terms and conditions of this Note or the Loan Documents shall be effective unless in writing signed by the Bank. No failure or delay on the part of the Bank in the exercise of any power, right, or privilege hereunder or under or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right, or privilege preclude other or further exercise thereof or of any other right, power, or privilege. All rights and remedies existing under this Note any other Loan Document are cumulative to, and not exclusive of, any rights or remedies otherwise available. The Bank retains all rights hereunder notwithstanding any course of conduct to the contrary.

Amended and Restated Loan Agreement
Berkshire Bank/Ranor and Stadco

Each Borrower agrees, jointly and severally, to pay on demand all reasonable and documented costs and expenses of the Bank in connection with the preparation, administration, and enforcement of this Note and the Loan Documents and any other agreement or instruments executed in connection therewith, and any waiver or amendment of any provision hereof or thereof, any “workout” or restructuring under this Note including, without limitation, and reasonable attorney’s fees. Each Borrower agrees, jointly and severally, to indemnify the Bank from and hold them harmless against any taxes, charges, fees and costs which the Bank, in its sole discretion; undertake to pay on behalf of any Borrower. In the event that any case is commenced by or against any Borrower under the Bankruptcy Code (Title 11, United States Code) or any similar or successor statute, the Bank shall be entitled to recover costs and reasonable attorneys’ fees incurred by such party in the preservation, protection, or enforcement of any rights of the Bank in such a case. The obligations of the Borrowers hereunder shall survive payment of this Note and assignment of any rights hereunder.

Each Borrower waives presentment, demand, notice, protest, notice of acceptance of the Loan Agreement, notice of any loan made, credit or other extensions granted, collateral received or delivered or any other action taken in reliance hereon, all demands and notices in connection with the delivery, acceptance, performance, default, or enforcement of this Note or other evidence of indebtedness and all other demands and notice of any description, except for any notices to be provided to Borrowers pursuant to the terms of this Note and/or the other Loan Documents. With respect to both the obligations and the collateral, each Borrower assents to any extension or postponement of the time of payment or any other forgiveness or indulgence, to any substitution, exchange or release of collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Bank may deem advisable.

The Borrowers shall, jointly and severally, indemnify the Bank (and any sub-agent thereof), and each “Related Party” of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, penalties, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), and shall indemnify and hold harmless each Indemnitee from all reasonable fees and time charges and disbursements for attorneys who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any third party or by any Borrower arising out of, in connection with, or as a result of (i) the execution or delivery of this Note, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions, (ii) the loan evidenced hereby or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or release of hazardous materials on or from any property owned or operated by any Borrower or any of its subsidiaries, or any liability under environmental law related in any way to any Borrower or any of its subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Borrower, and regardless of whether any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

Amended and Restated Loan Agreement
Berkshire Bank/Ranor and Stadco

To the fullest extent permitted by applicable law, the no Borrower shall assert, and each Borrower hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Note, the Loan Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the transactions, any Loan or the use of the proceeds thereof. No Indemnitee referred to above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Note, the Loan Agreement or the other Loan Documents or the transactions contemplated herein or therein, except to the extent that such damages resulted from the gross negligence or willful misconduct of such Indemnitee.

Each Borrower hereby grants to the Bank a continuing lien, security interest, and right of setoff as security for all of its liabilities and obligations to the Bank under the loan evidenced hereby and the Loan Documents, whether now existing or hereafter arising, upon and against all the deposits, credits, collateral and property of the Borrower (other than payroll accounts, and clients’ trust and other fiduciary accounts or escrows) now or hereafter in the possession, custody, or control of, or in transit to, the Bank. Upon demand, or upon the occurrence and during the continuance of a Default or an Event of Default or upon receipt by the Bank of any legal process, including summons to trustee, relating to any material deposits, credits, collateral or property of any Borrower, in the possession, custody or control of, or in transit to, the Bank, without further demand or notice (any such notice being expressly waived by each Borrower), the Bank may set off the same or any part thereof and pay over such sums to the Bank to be applied to any liability or obligation of any Borrower, even though unmatured and regardless of the adequacy of any other collateral securing the Loan evidenced hereby. TO THE EXTENT PERMITTED BY LAW, ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS PRIOR TO EXERCISING THEIR RIGHT OF SET OFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER, ARE HEREBY VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVED.

This Second Amended and Restated Promissory Note amends, restates, supersedes and replaces in its entirety that certain Amended and Restated Promissory Note made by Ranor in favor of Bank dated December 23, 2019 (as amended, amended and restated, supplemented or otherwise modified and in effect immediately prior hereto, the “Original Note”). This Note does not constitute a novation of the Original Note and all amounts outstanding under the Original Note shall be deemed outstanding under this Note.

(signature page to follow)

Amended and Restated Loan Agreement
Berkshire Bank/Ranor and Stadco

Executed as a document under seal as of the date first written above.

Witness:	RANOR, INC.

By:
Name:
Title:

Stadco New Acquisition, LLC

By:
Name:
Title:

Westminster Credit Holdings, LLC

By:
Name:
Title:

Immediately following the consummation of the Stadco Acquisition:

Stadco

By:
Name:
Title:

Address:

1 Bella Drive
Westminster, MA 01473

Amended and Restated Loan Agreement
Berkshire Bank/Ranor and Stadco

EXHIBIT 2.1C

PROMISSORY NOTE

$4,000,000.00	Boston, Massachusetts August 25, 2021

For value received, each of Westminster Credit Holdings, LLC, a Delaware limited liability company (“Westminster”) Stadco New Acquisition, LLC, a Delaware limited liability company (the “Initial Stadco Borrower”), and, immediately following the consummation of the Stadco Acquisition (as defined in the Loan Agreement), Stadco, a California corporation (“Stadco” and immediately following the consummation of the Stadco Acquisition, together with Westminster and the Initial Stadco Borrower, jointly and severally, each, individually, a “Borrower” and collectively, the “Borrowers”), jointly and severally, promises to pay to the order of Berkshire Bank (herein called the “Bank”), at the principal office of Bank at One Van de Graaff Drive, Suite 202, Burlington, Massachusetts 01803, or such other place as the holder hereof shall designate,

Four MILLION and 00/100 DOLLARS

together with interest thereon on unpaid balances from the date hereof at a fixed rate per annum equal to the 7 year Federal Home Loan Bank of Boston Classic Advance Rate plus 2.25%. Commencing on September 25, 2021 and continuing on the 25th day of each month, the Borrower shall make monthly payments of principal and interest in the amount of $54,390.54 each, with all outstanding principal and accrued interest due and payable on August 25, 2028. Interest shall be calculated on the basis of actual days elapsed and a 360-day year.

This Note is the Stadco Term Note referred to in the Loan Agreement between, among others, the Borrower and the Bank dated the date hereof, as the same may be amended, extended or renewed or substitutions issued therefor (the “Loan Agreement”). All partial prepayments shall be applied hereunder in the inverse order of maturity. All capitalized terms used in this Note shall, unless otherwise defined herein, have the same meanings given to such terms in the Loan Agreement.

Borrower shall pay to Bank a late charge in the amount of five (5%) percent of each payment due hereunder (other than the balloon payment due at maturity) which is more than ten (10) days in arrears to offset the additional expenses involved in processing delinquent payments. In addition, from and after the date on which this Note becomes, or at Bank’s option, could become due and payable (whether accelerated or not), at maturity, upon default or otherwise, interest shall accrue and shall be immediately due and payable at a rate (the “Default Rate”) equal to five percent (5%) per annum greater than the interest rate otherwise in effect hereunder, but in no event higher than the maximum interest rate permitted by law.

Payment of this Note may be accelerated upon the occurrence and during the continuance of an Event of Default specified in the Loan Agreement. This Note may be prepaid as provided in the Loan Agreement.

Amended and Restated Loan Agreement
Berkshire Bank/Ranor and Stadco

Any deposits or other sums at any time credited by or due from the holder to the maker of this Note, and any securities or other property of such maker at any time in the possession of the holder may at all times be held and treated as collateral for the payment of this Note and the payment and performance of any and all other obligations of the maker under this Note.

No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or any other right hereunder, and a waiver of any such right on one occasion shall not be construed as a bar to or waiver of any such right on any future occasion.

This Note is secured by any and all collateral at any time given to the Bank to secure this Note.

Every maker, endorser, and guarantor hereof agrees, jointly and severally, to pay on demand all costs and expenses (including legal costs and reasonable attorneys’ fees) reasonably incurred or paid by the holder in enforcing this Note after default. This Note shall be governed by the laws of the Commonwealth of Massachusetts, and shall take effect as an instrument under seal.

each of THE Borrower and Bank by its acceptance hereof hereby IRREVOCABLY AND VOLUNTARILY WAIVEs ANY RIGHT it MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM. THE BORROWER AND THE BANK by its acceptance hereof each HEREBY IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT TO TRIAL BY JURY AND AGREE THAT NEITHER, INCLUDING ANY ASSIGNEE OR SUCCESSOR, SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE BASED UPON, OR ARISING OUT OF, THE Loan AGREEMENT, THis NOTE, AND OTHER RELATED AGREEMENTS, OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG THE PARTIES, OR ANY OF THEM. NEITHER THE BORROWER, NOR BANK WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY DISCUSSED BY THE PARTIES AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE UNDERSIGNED NOR BANK HAS IN ANY WAY AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO the transactions contemplated hereby.

The Borrower irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the courts of the Commonwealth of Massachusetts, without regard to its conflict of law rules, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Note, the Loan Agreement, or any other documents executed in connection herewith or therewith, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Massachusetts sitting State court or, to the fullest extent permitted by applicable law, in any Federal court sitting therein. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Note, the Loan Agreement or in any other Loan Document shall affect any right that the Bank may otherwise have to bring any action or proceeding relating to this Note, the Loan Agreement or any other Loan Document against the Borrower or its properties in the courts of any jurisdiction.

Amended and Restated Loan Agreement
Berkshire Bank/Ranor and Stadco

Borrower hereto irrevocably consents to service of process in the manner provided for notices in Section 11 of the Loan Agreement. Nothing in this Note or any other Loan Document will affect the right of any party hereto to serve process in any other manner permitted by applicable law.

The Borrower irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Note or any other Loan Document in any court in the Commonwealth of Massachusetts. Each of the Borrower and the Bank by its acceptance hereof hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

In case any one or more provisions of this Note shall be found by a court or other tribunal of competent jurisdiction to be invalid or unenforceable for any reason or in any respect or circumstance, such invalidity or unenforceability shall not limit or impair the validity or enforcement of any other provision hereof or affect the validity or enforcement of the provisions of this Note under any other circumstances.

This Note and all other Loan Documents (i) represent the sum of the understandings and agreements between the Bank and the Borrower concerning the extension of credit under this Note, (ii) replace any prior oral or written agreements between the Bank and Borrower concerning the extension of credit under this Note, and (iii) are intended by the Bank and the Borrower as the final, complete and exclusive statement of the terms agreed to by them. Any conflict between any of the terms of any “Commitment Letter” or similar document and this Note or any of the Loan Documents shall be governed by the terms of this Note and the Loan Documents. No waiver of compliance with any of the terms and conditions of this Note or the Loan Documents shall be effective unless in writing signed by the Bank. No failure or delay on the part of the Bank in the exercise of any power, right, or privilege hereunder or under or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right, or privilege preclude other or further exercise thereof or of any other right, power, or privilege. All rights and remedies existing under this Note any other Loan Document are cumulative to, and not exclusive of, any rights or remedies otherwise available. The Bank retains all rights hereunder notwithstanding any course of conduct to the contrary.

The Borrower agrees to pay on demand all reasonable and documented costs and expenses of the Bank in connection with the preparation, administration, and enforcement of this Note and the Loan Documents and any other agreement or instruments executed in connection therewith, and any waiver or amendment of any provision hereof or thereof, any “workout” or restructuring under this Note including, without limitation, and reasonable attorney’s fees. The Borrower agrees to indemnify the Bank from and hold the Bank harmless against any taxes, charges, fees and costs which the Bank, in its sole discretion; undertake to pay on behalf of Borrower. In the event that any case is commenced by or against the Borrower under the Bankruptcy Code (Title 11, United States Code) or any similar or successor statute, the Bank shall be entitled to recover costs and reasonable attorneys’ fees incurred by such party in the preservation, protection, or enforcement of any rights of the Bank in such a case. The obligations of the Borrower hereunder shall survive payment of this Note and assignment of any rights hereunder.

Amended and Restated Loan Agreement
Berkshire Bank/Ranor and Stadco

Borrower waives presentment, demand, notice, protest, notice of acceptance of the Loan Agreement, notice of any loan made, credit or other extensions granted, collateral received or delivered or any other action taken in reliance hereon, all demands and notices in connection with the delivery, acceptance, performance, default, or enforcement of this Note or other evidence of indebtedness and all other demands and notice of any description, except for any notices to be provided to Borrower pursuant to the terms of this Note and/or the other Loan Documents. With respect to both the obligations and the collateral, Borrower assents to any extension or postponement of the time of payment or any other forgiveness or indulgence, to any substitution, exchange or release of collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Bank may deem advisable.

The Borrower shall indemnify the Bank (and any sub-agent thereof), and each “Related Party” of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, penalties, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), and shall indemnify and hold harmless each Indemnitee from all reasonable fees and time charges and disbursements for attorneys who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrower arising out of, in connection with, or as a result of (i) the execution or delivery of this Note, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions, (ii) the loan evidenced hereby or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or release of hazardous materials on or from any property owned or operated by the Borrower or any of its subsidiaries, or any liability under environmental law related in any way to Borrower or any of its subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by Borrower, and regardless of whether any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

To the fullest extent permitted by applicable law, the Borrower shall not assert, and Borrower hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Note, the Loan Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the transactions, any Loan or the use of the proceeds thereof. No Indemnitee referred to above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Note, the Loan Agreement or the other Loan Documents or the transactions contemplated herein or therein, except to the extent that such damages resulted from the gross negligence or willful misconduct of such Indemnitee.

Amended and Restated Loan Agreement
Berkshire Bank/Ranor and Stadco

Borrower hereby grants to the Bank a continuing lien, security interest, and right of setoff as security for all of its liabilities and obligations to the Bank under the loan evidenced hereby and the Loan Documents, whether now existing or hereafter arising, upon and against all the deposits, credits, collateral and property of the Borrower (other than payroll accounts, and clients’ trust and other fiduciary accounts or escrows) now or hereafter in the possession, custody, or control of, or in transit to, the Bank. Upon demand, or upon the occurrence and during the continuance of a Default or an Event of Default or upon receipt by the Bank of any legal process, including summons to trustee, relating to any material deposits, credits, collateral or property of the Borrower, in the possession, custody or control of, or in transit to, the Bank, without further demand or notice (any such notice being expressly waived by Borrower), the Bank may set off the same or any part thereof and pay over such sums to the Bank to be applied to any liability or obligation of Borrower, even though unmatured and regardless of the adequacy of any other collateral securing the Loan evidenced hereby. TO THE EXTENT PERMITTED BY LAW, ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS PRIOR TO EXERCISING THEIR RIGHT OF SET OFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER, ARE HEREBY VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVED.

(signature page to follow)

Amended and Restated Loan Agreement
Berkshire Bank/Ranor and Stadco

Executed as a document under seal as of the date first written above.

Witness:	Stadco new Acquisition, LLC

By:
Name:
Title:

Witness:	Westminster Credit Holdings, LLC

By:
Name:
Title:

Immediately following the consummation of the Stadco Acquisition:

Witness:	Stadco

By:
Name:
Title:

Address:

1 Bella Drive
Westfield, MA 01473

Amended and Restated Loan Agreement
Berkshire Bank/Ranor and Stadco

EXHIBIT 2.3
BORROWING REQUEST

RANOR, INC., Stadco New Acquisition, LLC, Westminster Credit Holdings, LLC and Stadco (each, individually a “Borrower”, and collectively, the “Borrowers”), pursuant to the provisions of Section 2.3 of the Amended and Restated Loan Agreement dated August 25, 2021 and any extensions, renewals and modifications thereof and any substitutions therefor (the “Loan Agreement”) by and among the Borrowers and Berkshire Bank (the “Bank”), hereby request that the Bank make a Revolver Advance to the Borrowers under the Loan Agreement in the amount of $_______________ and do hereby certify as follows:

(a)       That after the making of the Revolver Advance requested hereby, the total amount of all outstanding Revolver Advances under the Loan Agreement will be $_________________;

(b)       [reserved];

(c)       That all conditions set forth in Section 4.2 of the Loan Agreement in connection with the requested Revolver Advance have been met of the date hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of _________, _____.

RANOR, INC.	Stadco

By:	By:
Name:	Name:
Title:	Title:

Stadco New Acquisition, LLC	Westminster Credit Holdings, LLC

By:	By:
Name:	Name:
Title:	Title:

Amended and Restated Loan Agreement
Berkshire Bank/Ranor and Stadco

SCHEDULE I

Eligible Equipment

Amended and Restated Loan Agreement
Berkshire Bank/Ranor and Stadco

SCHEDULE 7.1

Existing Indebtedness

Amended and Restated Loan Agreement
Berkshire Bank/Ranor and Stadco